DELTA AND PINE LAND COMPANY

                                 RETIREMENT PLAN



                             as amended and restated
                             as of January 1, 1997



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TABLE OF CONTENTS

                                                                                                               Page

ARTICLE  I.       PURPOSE.........................................................................................1
ARTICLE  II.      DEFINITIONS AND CONSTRUCTION
         2.1      Definitions.....................................................................................2
                  (a)      Accrued Benefit........................................................................2
                  (b)      Actuarial (or Actuarially) Equivalent..................................................4
                  (c)      Actuary................................................................................4
                  (d)      Affiliated Employer....................................................................5
                  (e)      Authorized Leave of Absence............................................................5
                  (f)      Average Plan Compensation..............................................................5
                  (g)      Break in Service.......................................................................6
                  (h)      Code...................................................................................6
                  (i)      Committee/Retirement Committee.........................................................6
                  (j)      Compensation...........................................................................6
                  (k)      Covered Compensation...................................................................8
                  (l)      Disability.............................................................................9
                  (m)      Effective Date.........................................................................9
                  (n)      Employee...............................................................................9
                  (o)      Employer...............................................................................9
                  (p)      ERISA.................................................................................10
                  (q)      Fiduciaries...........................................................................10
                  (r)      Hours of Service......................................................................10
                  (s)      Leased Employee.......................................................................12
                  (t)      Normal Retirement Age.................................................................12
                  (v)      Participant...........................................................................13
                  (w)      PBGC..................................................................................13
                  (x)      Pension...............................................................................13
                  (y)      Plan..................................................................................13
                  (z)      Plan Year.............................................................................13
                  (aa)     Present Value of Accrued Benefit......................................................13
                  (bb)     Qualifying Employer Real Property.....................................................15
                  (cc)     Qualifying Employer Securities........................................................15
                  (dd)     Retirement............................................................................15
                  (ee)     Service...............................................................................16
                  (ff)     Spouse (Surviving Spouse).............................................................16
                  (gg)     Trust (or Trust Fund).................................................................16
                  (hh)     Trustee...............................................................................16
                  (ii)     Year of Credited Service..............................................................17
                  (jj)     Year of Eligibility Service...........................................................18
                  (kk)     Year of Vesting Service...............................................................18
                  (ll)     415 Compensation......................................................................18
                  (mm)     Highly Compensated Employee...........................................................20
         2.2      Construction...................................................................................21
ARTICLE  III.  PARTICIPATION AND SERVICE
         3.1      Participation..................................................................................21
         3.2      Proof of Age...................................................................................23
         3.3      Election for Participation.....................................................................23
ARTICLE  IV.  REQUIREMENTS FOR RETIREMENT BENEFITS
         4.1      Normal Retirement..............................................................................24
         4.2      Disability Retirement..........................................................................24
         4.3      Deferred Vested Pension........................................................................25
ARTICLE  V.  AMOUNT OF BENEFIT
         5.1      Normal Retirement Pension......................................................................26
         5.2      Pension for Late Retirement....................................................................27
         5.3      Disability Retirement Pension..................................................................28
         5.4      Deferred Vested Pension........................................................................28
         5.5      Limitation on Benefits.........................................................................28
         5.6      Top-Heavy Provisions...........................................................................37
         5.7      Death Benefit..................................................................................45
         5.8      Veterans Reemployment Rights...................................................................45
ARTICLE  VI.  MANNER OF PAYMENT AND OPTIONAL BENEFITS
         6.1      Definitions....................................................................................46
                  (a)      Annuity Starting Date.................................................................46
                  (b)      Earliest Retirement Age...............................................................46
                  (c)      Qualified Election....................................................................46
                  (d)      Qualified Joint and Survivor Annuity..................................................47
                  (e)      Vested Accrued Benefit................................................................47
         6.2      Payment of Pension.............................................................................48
         6.3      Optional Forms of Benefit Payments.............................................................51
         6.4      Transitional Rules.............................................................................52
         6.5      Employment After Normal Retirement Date........................................................55
         6.6      Distribution Requirements......................................................................55
         6.7      Death Distribution Provisions..................................................................62
         6.8      Transitional Rule..............................................................................64
         6.9      Location of Participant or Beneficiary Unknown.................................................66
         6.10     Direct Rollover................................................................................67
         6.11     Early Retirement Benefits Window...............................................................68
ARTICLE  VII.  PLAN FINANCING
         7.1      Contributions..................................................................................71
         7.2      Trust Fund.....................................................................................72
ARTICLE  VIII.  GENERAL DUTIES OF TRUSTEE
         8.1      Receipt of Contribution........................................................................72
         8.2      Duties.........................................................................................72
         8.3      Powers.........................................................................................74
         8.4      Prohibited Transactions........................................................................74
         8.5      Fiduciary Standard.............................................................................77
         8.6      Acts on Direction..............................................................................78
         8.7      Reliance on Committee Documents................................................................78
         8.8      Immunity from Liability........................................................................79
         8.9      Claims.........................................................................................79
         8.10     Limitation on Duties...........................................................................79
         8.11     Investment Manager.............................................................................80
         8.12     Rollover Contributions/Transfers...............................................................82
ARTICLE  IX.  REMOVAL AND RESIGNATION OF TRUSTEE
         9.1      Resignation and Removal........................................................................82
         9.2      Successor Trustee..............................................................................82
ARTICLE  X.  COMMITTEE ENFORCEMENT OF TRUSTEE'S DUTIES
         10.1     Accounting to Committee........................................................................83
         10.2     Employee Rights................................................................................84
ARTICLE  XI.  ADMINISTRATION
         11.1     Allocation of Responsibility Among Fiduciaries for Plan and
                  Trust Administration...........................................................................84
         11.2     Appointment of Committee.......................................................................85
         11.3     Claims Procedure...............................................................................85
         11.4     Records and Reports............................................................................86
         11.5     Other Committee Powers and Duties..............................................................86
         11.6     Rules and Decisions............................................................................87
         11.7     Committee Procedures...........................................................................88
         11.8     Authorization of Benefit Payments..............................................................88
         11.9     Application and Forms for Pension..............................................................88
         11.10    Facility of Payment............................................................................89
         11.11    Indemnification................................................................................89
         11.12    Beneficiary Designations.......................................................................89
ARTICLE  XII.  MISCELLANEOUS
         12.1     Nonguarantee of Employment.....................................................................90
         12.2     Rights to Trust Assets.........................................................................90
         12.3     Nonalienation of Benefits......................................................................90
ARTICLE  XIII.  AMENDMENTS AND ACTION BY EMPLOYER
         13.1     Amendments.....................................................................................91
         13.2     Action By Employer.............................................................................91
ARTICLE XIV. SUCCESSOR EMPLOYER AND MERGER OR CONSOLIDATION OF PLANS
         14.1     Successor Employer.............................................................................92
         14.2     Plan Assets....................................................................................93
         14.3     Continuance....................................................................................93
ARTICLE  XV.  RESTRICTIONS ON BENEFITS PAYABLE TO HIGHLY COMPENSATED PARTICIPANTS
         15.1     General Restrictions on Benefits...............................................................94
         15.2     Restrictions on Benefits Upon Plan Termination ................................................96
ARTICLE  XVI.  PLAN TERMINATION
         16.1     Right to Terminate.............................................................................97
         16.2     Partial Termination............................................................................98
         16.3     Liquidation of Trust Fund......................................................................98
         16.4     Manner of Distribution.........................................................................99
         16.5     Residual Amounts...............................................................................99
         16.6     Authority upon Termination.....................................................................99
ARTICLE  XVII.  EXPENSES OF ADMINISTRATION
         17.1      Expenses.....................................................................................100
ARTICLE  XVIII.  CONSTRUCTION OF TRUST AGREEMENT
         18.1     Governing Law.................................................................................100
         18.2     Construction..................................................................................100
EXECUTION                  .................                                                                    101

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                           DELTA AND PINE LAND COMPANY
                                 RETIREMENT PLAN

THIS  AMENDMENT  is made and  entered  into by and  between  DELTA AND PINE LAND
COMPANY  (hereinafter  referred to as the "Employer") and W. T.  JAGODINSKI,  F.
MURRAY ROBINSON, and RICKY D. GREENE (hereinafter referred to as the "Trustee").

                              W I T N E S S E T H:

The Employer does hereby amend and restate the following Retirement Plan and the Trustee does hereby accept the Trust, it being mutually agreed as follows:

                                   Article I.
                                     PURPOSE

The Employer has maintained a retirement plan for the benefit of eligible employees since January 1, 1975.

Effective as of December 23, 1986, the Employer adopted and established the Delta and Pine Land Retirement Plan and Trust Agreement as an amendment, restatement and continuation of the Southwide, Inc. Employee Stock Ownership
Plan (the "Prior Plan") to provide retirement benefits for its employees.



The Plan and Trust was subsequently amended and is now being amended and restated to comply with the Uniformed Services Employment and Reemployment Rights Act of 1994, the Uruguay Round Agreements Act, the Small Business Jobs Protection Act of 1996, the Tax Reform Act of 1997, the Internal Revenue Service Restructuring and Reform Act of 1998, and the Community Renewal Tax Relief Act of 2000. The Plan and Trust are intended to meet the requirements of Sections 401(a) and 501(a) of the Internal Revenue Code of 1986.

The provisions of this Plan as restated shall be effective January 1, 1997, unless otherwise indicated herein, and all questions relating to Plan operations prior to January 1, 1997, or such otherwise indicated date, shall be governed by the Plan as then in effect.

                                  Article II.
                          DEFINITIONS AND CONSTRUCTION

2.1 Definitions. The following words and phrases, when used herein, unless their context clearly indicates otherwise, shall have the following respective meanings (see Sections 5,1, 5.4(a), 5.6(d), 6.1, 6.6(d), and 6.10 for additional definitions):

(a)  Accrued Benefit. The amount determined by multiplying (1) by (2) where
     ---------------

(1) equals the benefit calculated in accordance with the Normal Retirement benefit formula contained in Section 5.1 using the Participant's Average Plan Compensation at termination date as his Average Plan Compensation at Normal Retirement Date and using the number of Years of Credited Service the Participant would have had at Normal Retirement Date had he stayed with the Employer to Normal Retirement Date, and


(2) equals a fraction, not to exceed one (1), the numerator of which is the number of Years of Credited Service the Participant has accumulated as of his date of termination of employment and the denominator of which is the total number of Years of Credited Service the Participant would have had he remained with the Employer until his Normal Retirement Date.

The Accrued Benefit of a Participant who continues to be employed past Normal Retirement Date shall be the benefit calculated pursuant to Section 5.2.

Notwithstanding the foregoing, the Accrued Benefit of any Participant as of the Effective Date of this amendment and restatement of the Plan shall not be less than the Accrued Benefit the Participant had under the provisions of the Plan in effect immediately prior to such Effective Date and the Accrued Benefit of any Participant who is not a Highly Compensated Employee shall not be less than the Accrued Benefit he would have had had the provisions of the Plan in effect immediately prior to such Effective Date continued through January 1, 1991.

Effective  January 1, 1994 and unless  otherwise  provided under the Plan,  each
Section 401(a)(17) Participant's Accrued Benefit under this Plan will be the greater of the Accrued Benefit determined for the Participant under (i) or (ii) below.

(i) The Participant's Accrued Benefit determined with respect to the Benefit Formula applicable for the Plan Year beginning on or after January 1, 1994 as applied to the Participant's total Years of Service taken into account under the Plan for the purposes of Benefit Accruals; or i)

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(ii) The sum of:

(A) the Participant's Accrued Benefit as of the last day of the last Plan Year beginning before January 1, 1994, frozen in accordance with Section 1.401(a)(4)-13 of the Regulations; and

(B) the Participant's Accrued Retirement Income determined under the Benefit Formula applicable for the Plan Year beginning on or after January 1, 1994 as applied to the Participant's Years of Service credited to the
     Participant for Plan Years beginning on or after January 1, 1994, for purposes of Benefit Accruals.

A "Section 401(a)(17) Participant" means a Participant whose current Accrued Benefit as of a date on or after the first day of the first Plan Year beginning on or after January 1, 1994 is based on compensation for a year beginning prior to January 1, 1994 that exceeded $150,000.

(b) Actuarial (or Actuarially) Equivalent. Equality in value of the aggregate amounts expected to be received under different forms of payment, based on the following actuarial assumptions for both males and females:

         1971 Group Annuity Mortality Table for Males with interest at 8%.

(c) Actuary. The individual actuary or firm of actuaries selected by the Employer to provide actuarial services in connection with the administration of the Plan.

(d) Affiliated Employer. The Employer and any corporation which is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) which includes the Employer; any trade or business (whether or not incorporated) which is under common control (as defined in Section 414(c) of the Code) with the Employer; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes the Employer; and any other entity required to be aggregated with the Employer pursuant to regulations under Section 414(o) of the Code.

(e) Authorized Leave of Absence. Any absence (not in excess of two (2) years) authorized by the Employer under the Employer's standard personnel practices, provided that all persons under similar circumstances are treated alike in the granting of such Authorized Leaves of Absence, and provided further that the Participant returns within the period of authorized absence. Authorized Leave of Absence will also include absence for jury duty; absence for service in the Armed Forces of the United States if the Participant returns to the active employ of the Employer by the end of (1) a 90-day period commencing with the date upon which the Participant is first eligible to be discharged or separated from active service in the Armed Forces or (2) such no longer period during which the Participant's employment rights are protected by law; and absence because of illness or injury if the Participant returns to the active employ of the Employer upon the determination of the Employer that he is no longer disabled. Any person considered to be on Authorized Leave of Absence shall be considered an Employee.

(f) Average Plan Compensation. The result obtained by dividing by five the total Compensation of a Participant during the five consecutive calendar years in which his Compensation was highest. If a Participant has less than five consecutive calendar years of employment, Average Plan Compensation shall be determined using the actual number of complete consecutive calendar years of employment. If a Participant has five or more consecutive calendar years of employment, Average Plan Compensation shall be determined using the five consecutive calendar years (whether complete or not) that produce the highest average.

(g) Break in Service. Each Plan Year during which an Employee completes 500 or less Hours of Service with the Employer.

(h) Code. The Internal Revenue Code of 1986, as amended.

(i) Committee/Retirement Committee. The persons appointed under the provisions of Article XI to administer the Plan.

(j) Compensation. The basic compensation and overtime paid to a Participant by the Employer for a Plan Year.

Notwithstanding the above, Compensation for the 1989 and 1990 Plan Years shall include income imputed to the participant due to the personal use of a company car, and Compensation for Plan Years prior to 1989 shall be total compensation as reported on Internal Revenue Service Form W-2.

Compensation shall include any amount which is contributed by the Employer pursuant to a salary reduction agreement and which is not includable in the gross income of the Employee under Sections 125, 132(f)(4), 402(e)(3), 402(h)(1)(B), 403(b), or 457 of the Code.

For Plan Years beginning on or after January 1, 1989, and before January 1, 1994, the annual Compensation of each Participant taken into account for determining all benefits provided under the Plan for any Plan Year shall not exceed $200,000. This limitation shall be adjusted by the Secretary at the same time and in the same manner as under section 415(d) of the Internal Revenue Code, except that the dollar increase in effect on January 1 of any calendar year is effective for Plan Years beginning in such calendar year and the first adjustment to the $200,000 limitation is effective on January 1, 1990.

For Plan Years beginning on or after January 1, 1994, the annual Compensation limit of each Participant taken into account for determining all benefits provided under the Plan for any determination period shall not exceed $150,000, as adjusted for the cost-of-living in accordance with section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any determination period beginning in such calendar year.

If a  determination  period  consists  of  fewer  than  12  months,  the  annual
Compensation  limit  is an  amount  equal  to the  otherwise  applicable  annual
Compensation limit multiplied by a fraction, the numerator of which is the number of months in the short determination period, and the denominator of which is 12.

If Compensation for any prior determination period is taken into account in determining a Participant's benefits for the current Plan Year, the Compensation for such prior determination period is subject to the applicable annual Compensation limit in effect for that prior period. For this purpose, in determining benefits in Plan Years beginning on or after January 1, 1989, the annual Compensation limit in effect for determination periods beginning before that date is $200,000. In addition, in determining benefits in Plan Years beginning on or after January 1, 1994, the annual compensation limit in effect for determination periods beginning before that date is $150,000.

(k) Covered Compensation. Effective January 1, 1996, the average (without indexing) of the taxable wage bases in effect for each calendar year during the thirty-five (35) year period ending with the last day of the calendar year in which the Participant attains (or will attain) Social Security Retirement Age (see Section 5.5(a)), rounded to the nearest whole twelve dollars. No increase in Covered Compensation shall decrease the Accrued Benefit of a Participant who is receiving benefits under the Plan or of a Participant who has a nonforfeitable right to benefits, if such increase takes effect after the earlier of the date of first receipt of such benefits or the date of separation from Service. Taxable wage base shall mean the maximum amount of earnings which may be considered wages for such year under section 3121(x)(1) of the Code.

In determining a Participant's Covered Compensation for a Plan Year, the taxable wage base in effect for the current Plan Year and any subsequent Plan Year will be assumed to be the same as the taxable wage base in effect as of the beginning of the Plan Year for which the determination is being made.

A Participant's Covered Compensation for a Plan Year ending before the beginning of the 35-year period ending with the last day of the calendar year in which the Participant attains social security retirement age is the taxable wage base in effect as of the beginning of the Plan Year. A Participant's Covered Compensation for a Plan Year beginning after such 35-year period ends is the Participant's Covered Compensation for the Plan Year during which the Participant attained social security retirement age.

(l) Disability. A physical or mental condition which totally and presumably permanently prevents a Participant from performing his normal duties for the Employer. Disability shall be established by one or more physicians selected by the Committee.

(m) Effective Date. January 1, 1997, the date on which the provisions of this amended and restated Plan became effective, except as otherwise indicated. The original Effective Date was January 1, 1975.

(n) Employee. Any person who, on or after the Effective Date, is receiving remuneration (or would be receiving such remuneration except for an Authorized Leave of Absence) for personal services rendered to the Employer or to any other Affiliated Employer, and shall include any Leased Employees deemed to be an Employee of the Employer or any such other entity as provided in Sections 414(n) or (o) of the Code or the regulations thereunder. However, only those Employees of the Employer as defined in Section 2.1(o) shall be eligible to participate in the Plan.

(o) Employer. Delta and Pine Land Company and any predecessor organization or any successor business organization to the Employer as a result of merger, consolidation, purchase of assets or any other form of reorganization of the business of the Employer, provided such successor business organization shall assume the obligations of this Plan and Trust with respect to its Employees. Such assumption shall be in writing and shall be signed by the Employer and the organization assuming such obligations.

The following organizations shall be considered as Adopting Employers under the Plan effective as of the dates indicated:

            Adopting Employers                          Effective Date
            ------------------                          --------------
           Greenfield Seed Company                     December 23, 1986
           Paymaster Technology Corp.                  February 2, 1996
           Arizona Process, Inc.                       January 1, 1997
           Ellis Brothers Seed, Inc,                   January 1, 1997
           Mississippi Seed, Inc.                      January 1, 1997
           Sure Grow Seed, Inc.                        January 1, 1997

Adopting Employers shall be treated as Employers under the Plan except that Adopting Employers do not have authority to amend the Plan or take other actions reserved for the Employer. Participation in the Plan by the Employer and the Adopting Employers shall constitute a single plan, within the meaning of the regulations under Section 414(l) of the Code.

(p) ERISA. Public Law No. 93-406, the Employee Retirement Income Security Act of 1974, as amended from time to time.

(q) Fiduciaries. The Employer, the Committee, the Investment Manager (if any) and the Trustee, but only with respect to the specific responsibilities of each for Plan and Trust administration, all as described in Section 11.1.

(r) Hours of Service. Hour of Service means:

(1) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer. These hours shall be credited to the Employee for the computation period in which the duties are performed; and

(2) Each hour for which an Employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability) , layoff, jury duty, military duty or leave of absence. No more than 501 Hours of Service shall be credited under this paragraph for any single continuous period (whether or not such period occurs in a single computation period). Hours under this paragraph shall be calculated and credited pursuant to Section 2530.200b-2 of the Department of Labor Regulations which is incorporated herein by reference; and

(3) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same Hours of Service shall not be credited both under paragraph (1) or paragraph (2), as the case may be, and under this paragraph (3). These hours shall be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made.

Solely for purposes of determining whether a Break in Service (as defined in Section 2.1(g)) for participation and vesting purposes has occurred in a computation period, an individual who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service which would otherwise have been credited to such individual but for such absence, or in any case in which such hours cannot be determined, 8 Hours of Service per day of such absence. For purposes of this paragraph, an absence from work f or maternity or paternity reasons means an absence (1) by reason of the pregnancy of the individual, (2) by reason of a birth of a child of the individual, (3) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service credited under this paragraph shall be credited (1) in the computation period in which the absence begins if the crediting is necessary to prevent a Break in Service in the period, or (2) in all other cases, in the following computation period. The provisions of this paragraph shall also be applicable to a leave of absence pursuant to the Family and Medical Leave Act due to a serious health condition affecting the Employee or a family member as defined by said Act.

(s) Leased Employee. Any person (other than an employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with Section 414 (n) (6) of the
Code) on a substantially full-time basis for a period of at least one year, and such services are performed under primary direction or control by the recipient. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer.

A Leased Employee shall not be considered an employee of the recipient if: (1) such employee is covered by a money purchase pension plan providing: (A) a nonintegrated employer contribution rate of at least ten (10) percent of compensation, as defined in Section 415(c)(3) of the Code, but including amounts contributed pursuant to a salary reduction agreement which are excludable from the employee's gross income under Section 125, Section 402(e)(3), Section 402(h)(1)(B) or Section 403(b) of the Code, (B) immediate participation, and (C) full and immediate vesting; and (2) Leased Employees do not constitute more than 20 percent of the recipient's nonhighly compensated workforce.

(t) Normal Retirement Age. Age 65.

(u) Normal Retirement Date. Effective January 1, 1988, the first day of the calendar month coinciding with or immediately following the Participant's sixty-fifth (65th) birthday.

(v) Participant. An Employee participating in the Plan in accordance with the provisions of Section 3.1.

(w) PBGC. Pension Benefit Guaranty Corporation, a body corporate within the Department of Labor established under the provisions of Title IV of ERISA.

(x) Pension. A series of monthly amounts which are payable to a person who is entitled to receive benefits under the Plan.

(y) Plan. Delta and Pine Land Company Retirement Plan, the Plan set forth herein, as amended from time-to-time.

(z) Plan Year. The 12-consecutive month period commencing on January 1 and ending on December 31.

(aa) Present Value of Accrued Benefit.

(i) Effective January 1, 1994, the lump sum value of a Participant's Accrued Benefit at date of valuation calculated based on the mortality rates specified in Section 2.1(b), and either the interest rate specified in Section 2.1(b) or the Section 417 Interest Rate(s), whichever produces the greater benefit. The
Section 417 Interest Rate(s) shall be:

(I) the applicable interest rate if the present value of the benefit (using such rate(s)) is not in excess of twenty-five thousand dollars ($25,000); or

(II) one hundred twenty percent (120%) of the applicable interest rate if the present value of the benefit exceeds twenty-five thousand dollars ($25,000) (as determined under clause (a) above). In no event shall the present value determined under this clause (b) be less than twenty-five thousand dollars ($25,000).

The "applicable interest rate" is the interest rate(s) which would be used by the PBGC (as of the first day of the Plan Year in which the distribution occurs) for a trusteed single-employer plan to value a benefit upon termination of an insufficient trusteed single-employer plan.

The Section 417 Interest Rate limitations shall apply to distributions in Plan Years beginning after December 31, 1984. Notwithstanding the foregoing, the
Section 417 Interest Rate limitations shall not apply to any distributions commencing in Plan Years beginning before January 1, 1987, if such distributions were determined in accordance with the interest rate(s) as required by regulations section 1.417(e)-1T(e) (including the PBGC immediate interest rate).

Notwithstanding the above, if a benefit is distributed in a form other than a non-decreasing annuity payable for a period not less than the life of a Participant (or in the case of a qualified preretirement survivor annuity, the life of the surviving Spouse), the interest rate used in determining the actuarial equivalence of the portion of the excess benefit percentage that exceeds the base benefit percentage (in an excess plan), or the offset (in an offset plan), shall be the Section 417 Interest Rate(s).

(ii) Effective August 13, 1996, the lump sum value of a Participant's Accrued Benefit at date of valuation, calculated based on the following assumptions:

               Mortality Table:          the GATT Mortality Table
               Interest Rate:            the Section 417 Interest Rate

The GATT mortality table is the table specified in Revenue Ruling 95-6, implementing Section 417(e)(3) of the Code as amended by the Uruguay Round Agreements Act of 1994. However, the GATT mortality table shall automatically be the table specified in any future Revenue Rulings or federal regulations that amend or supercede Revenue Ruling 95-6 by specifying a new mortality table for purposes of Section 417(e)(3) of the Code, as amended.

The Section 417 Interest Rate is the annual rate of interest on 30-year Treasury securities in effect for the month immediately preceding the beginning of the Plan Year in which the single sum payment is made.

(bb) Qualifying Employer Real Property. Property defined in Section 407(d)(4) of ERISA.

(cc) Qualifying Employer Securities. Securities defined in Section 407(d)(5) of ERISA, including Employer securities which are stocks or marketable obligations.

(dd) Retirement. Termination of employment for reason other than death after-a Participant has fulfilled all requirements for a Normal or Disability Retirement Pension. Retirement shall be considered as commencing on the day immediately following a Participant's last day of employment (or Authorized Leave of Absence, if later).

(ee) Service. The period of a Participant's employment considered for purposes of the Plan. Service with an entity prior to its acquisition by the Employer shall be recognized for purposes of Years of Eligibility Service and Years of Vesting Service, but not for purposes of Years of Credited Service, unless otherwise specified herein. Service with Greenfield Seed Company prior to its acquisition by the Employer shall be recognized for all purposes under this Plan.

Effective October 15, 1997, for Participants who are not and have never been highly compensated employees, employment in the Scott, Mississippi Clinic of George W. Green, M.D. shall be considered as Service for all purposes under this Plan.

(ff) Spouse (Surviving Spouse). The spouse or surviving spouse of a Participant, provided that a former spouse will be treated as the Spouse or Surviving Spouse and a current spouse will not be treated as the spouse or surviving spouse to the extent provided under a qualified domestic relations order as described in
Section 414(p) of the Code.

(gg) Trust (or Trust Fund). The fund known as the Delta and Pine Land Company Retirement Trust, maintained in accordance with the terms of this trust agreement, as from time-to-time amended.

(hh) Trustee. The corporation or individuals appointed by the Board of Directors of the Employer to administer the Trust.

Effective April 1, 1999, the Trustees shall be Roger D. Malkin, W. T. Jagodinski, and Steven M. Hawkins.

Effective September 30, 2000, the Trustees shall be F. Murry Robinson, W. T. Jagodinski, and Steven M. Hawkins.

Effedtive September 30, 2001, the Trustees shall be F. Murray Robinson, W. T. Jagodinski and Ricky D. Greene.

(ii) Year of Credited Service. A Plan Year in which an Employee completes not less than one thousand (1,000) Hours of Service. However, for an individual who was a Participant on December 31, 1988, Years of Credited Service for periods prior to 1989 shall be measured using the elapsed time method of computation. An Employee shall receive credit for Years of

Credited Service for all Service except the following:

(1) Service which is excluded under Section 6.2 (e);

(2) Service before a Break in Service if the Employee did not have a nonforfeitable right to his Accrued Benefit at the time of termination of Service, and if the number of consecutive Breaks in Service equals or exceeds the greater of (A) five (5) (or for determinations made prior to January 1, 1985, one (1)), or (B) the eligible Employee's aggregate number of Years of Credited Service prior to the Breaks in Service. Such aggregate number of Years of Credited Service shall not include any Years of Credited Service disregarded under the preceding sentence by reason of prior Breaks in Service;

(3) Service with an Affiliated Employer other than the Employer;

(4) Service prior to January 1, 1970;

(5) Effective October 15, 1997, Service while employed as a member of a class which is not eligible for participation under Section 3.1.

(jj) Year of Eligibility Service. A period of twelve (12) consecutive calendar months during which an Employee has completed not less than one thousand (1,000) Hours of Service.

The initial eligibility computation period shall be the twelve (12) consecutive month period beginning on the date the Employee first performs an Hour of Service for the Employer. The succeeding twelve (12) consecutive month periods shall commence with the first Plan year which commences prior to the first anniversary of the Employee's initial eligibility computation period regardless of whether the Employee is entitled to be credited with one thousand (1,000) Hours of Service during the initial eligibility period.

(kk) Year of Vesting Service. A Plan Year during which an Employee has completed not less than one thousand (1,000) Hours of Service. Service before a Break in Service shall not be counted if the Participant did not have a nonforfeitable right to his Accrued Benefit at the time of termination of Service, and if the number of consecutive Breaks in service equals or exceeds the greater of (A) five (5) (or for determinations made prior to January 1, 1985, one (1)), or (B) the Employee's aggregate number of Years of Vesting Service prior to the Breaks in Service. Such aggregate number of Years of Vesting Service shall not include any Years of Vesting Service disregarded under the preceding sentence by reason of prior Breaks in Service.

(ll) 415 Compensation. Wages, salaries, and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the employer maintaining the plan to the extent that the amounts are includable in gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a non-accountable plan (as described in Section 1.62-2(c)), and excluding the following:

(1) employer contributions to a plan of deferred compensation which are not includable in the Employee's gross income for the taxable year in which contributed, or employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the Employee, or any distributions from a plan of deferred compensation;

(2) amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

(3) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

(4) other amounts which received special tax benefits, or contributions made by the employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Section 403(b) of the Code (whether or not the contributions are actually excludable from the gross income of the Employee).

415 Compensation for a self-employed individual shall mean his earned income.

For Limitation Years beginning after December 31, 1991, for purposes of applying the limitations of Section 5.5, 415 Compensation for a Limitation Year is the 415 Compensation actually paid or made available during such Limitation Year.

For Limitation Years beginning after December 31, 1997, for purposes of applying the limitations of Section 5.5, Compensation paid or made available during such Limitation Year shall include any elective deferral (as defined in Code ss. 402(g)(3)), and any amount which is contributed or deferred by the Employer at the election of the Employee and which is not includable in the gross income of the Employee by reason of Sections 125, 132(f)(4) or 457.

For purposes of this Section, employer means the Employer that adopts this Plan, and all members of a controlled group of corporations (as defined in Section 414(b) of the Code as modified by Section 415(h)), all commonly controlled trades or businesses (as defined in Section 414(c) as modified by Section 415(h)) or affiliated service groups (as defined in Section 414(m)) of which the Employer is a part, and any other entity required to be aggregated with the Employer pursuant to regulations under Section 414(o) of the Code.

(mm) Highly Compensated Employee. Effective for years beginning after December 31, 1996, an Employee who (i) was a five percent owner (as defined in Code
Section 416(i)(1)) at any time during the year or the preceding year, or (ii) for the preceding year received compensation from the Employer in excess of $80,000. The $80,000 amount is adjusted at the same time and in the same manner as under section 415(d), except that the base period is the calendar quarter ending September 30, 1996.

For this purpose, the applicable year of the Plan for which a determination is being made is called a determination year and the preceding 12-month period is called a look-back year. Furthermore, compensation for purposes of this definition shall mean 415 Compensation (as defined in Section 2.1(ll).

A highly compensated former employee is based on the rules applicable to determining Highly Compensated Employee status as in effect for that determination year, in accordance with Section 1.414(q)-IT, A-4 of the temporary Income Tax Regulations and Notice 97-75.

In determining whether an Employee is a Highly Compensated Employee for years beginning in 1997, the amendments to Section 414(q) stated above are treated as having been in effect for years beginning in 1996.

2.2 Construction. The masculine gender, where appearing in the Plan, shall be deemed to include the feminine gender, and the singular may include the plural, unless the context clearly indicates to the contrary. The words "hereof, "herein," "hereunder" and other similar compounds of the word "here" shall mean and refer to the entire Plan, not to any particular provision or section.

                                  Article III.

                            PARTICIPATION AND SERVICE

3.1 Participation. An Employee of the Employer as defined in Section 2.1(o) shall become a Participant in this Plan as follows:

(a) Any Employee included under the prior provisions of the Plan as of the Effective Date shall continue to participate in accordance with the provisions of this amended and restated Plan;

(b) The participation of any Employee eligible thereafter to become a Participant shall commence as of the earliest January 1 or July 1 as of which he has both attained age 21 and completed one (1) Year of Eligibility Service, but not before January 1, 1989. However, no Employee shall become a Participant prior to the effective date of adoption of the Plan by his Employer.

Effective October 15, 1997, no Employee who is a member of a class of employees who received special early retirement window benefits as provided by Section
6.11 shall be eligible to participate if re-employed.

Subject to the Break in Service provisions, if the Employee has a Break in Service due to termination of employment before he becomes a Participant, his date of reemployment shall be the day he first performs an Hour of Service after being rehired and shall be deemed his date of employment for purposes of determining his eligibility to participate in the Plan.

A former Employee entitled to receive a Pension under the Plan shall continue as a Participant until the date of his death unless his benefits have been otherwise provided for.

In the case of any Participant who has a Break in Service, Years of Eligibility Service before such Break in Service will not be taken into account until the Employee has completed a Year of Eligibility Service after returning to employment.

Such Year of Eligibility Service will be measured by the 12 consecutive month period beginning on the Employee's reemployment commencement date and, if necessary, Plan Years beginning with the Plan Year which includes the first anniversary of the reemployment commencement date.

The reemployment commencement date is the first day on which the Employee is credited with an Hour of Service for the performance of duties after the first eligibility computation period in which the Employee incurs a Break in service.

If a Participant completes a Year of Eligibility Service in accordance with this provision, his or her participation will be reinstated as of the reemployment commencement date.

3.2 Proof of Age. Each Employee shall be required to furnish to the Employer a birth certificate issued by the proper public authority, or other evidence of age satisfactory to the Employer.

3.3 Election for Participation. An eligible Employee or Participant may with the consent of the Committee elect to exclude himself from participation in the Plan, such election to be filed on forms prescribed by the Committee within 30 days of either the date he would first become a Participant or the first day of any Plan Year, as applicable. Such election must be effective as of such date. During the period in which an Employee elects not to participate, he shall be deemed to have fewer than 1000 Hours of service for purposes of determining Years of Credited Service. All elections under this Section must be irrevocable. However, any irrevocable election made (or any future elections to be made) under this Section shall be deemed revocable at such time and in the manner permitted by law without creating a cash or deferred election with respect to the Employee or Participant.

                                  Article IV.

                      REQUIREMENTS FOR RETIREMENT BENEFITS

4.1 Normal Retirement. A Participant shall be eligible for a Normal Retirement Pension if his employment is terminated on or after he reaches his Normal Retirement Date. Payment of a Normal Retirement Pension shall commence as of the first day of the month coinciding with or next following the date of Retirement.

Notwithstanding the vesting schedule contained in this Plan, a Participant shall have a nonforfeitable right to his entire Accrued Benefit from the time he reaches Normal Retirement Age.

4.2 Disability Retirement. A Participant shall be eligible for a Disability Retirement Pension if his employment is terminated by reason of Disability after he has completed 12 or more Years of Vesting Service. Payment of a Disability Retirement Pension shall commence as of the first day of the month coinciding with or next following the Participant's Normal Retirement Date and shall be equal to the Participant's Accrued Benefit determined as of the date of Disability.

Except, however, any Participant who is not covered by the Employer's group long-term disability program may elect, with his Spouse's written approval, to receive payment of a Disability Retirement Pension commencing as of the first day of any month coinciding with or next following termination of employment by reason of Disability. Such Pension shall be equal to the Actuarial Equivalent of the Participant's Accrued Benefit determined as of the date of Disability.

Disability shall be considered to have ended and entitlement to a Disability Retirement Pension shall cease if, prior to his Normal Retirement Date, the Participant (a) is reemployed by the Employer, (b) engages in any substantially gainful activity, except for such employment as is found by the Committee to be for the primary purpose of rehabilitation or not incompatible with a finding of Disability, or (c) has sufficiently recovered, in the opinion of the Committee based on a medical examination by one or more physicians, selected by the Committee, to be able to engage in regular employment with the Employer and refuses an offer of employment of the Employer, or (d) refuses to undergo any medical examination requested by the Committee, provided that a medical examination shall not be required more frequently than twice in any calendar year. If entitlement to a Disability Retirement Pension ceases in accordance with the provisions of this paragraph, such a Participant shall not be prevented from qualifying for a Pension under another provision of the Plan and the Pension subsequently payable to such Participant shall be reduced by an amount which is the Actuarial Equivalent of the benefits the Participant has previously received.

4.3 Deferred Vested Pension. A Participant shall be eligible for a Deferred Vested Pension in accordance with the provisions of Section 5.4 if his employment is terminated before death or Retirement in accordance with the following vesting schedule:

     Number of Years of Vesting Service                  Vested Interest
     ----------------------------------                  ---------------
            Less than 5                                        0%
             5 or more                                       100%

Notwithstanding the above, a Participant's vested percentage shall not be less than his vested percentage determined as of December 31, 1990, based on the provisions of the Plan immediately prior to this amendment and restatement.

If the Plan's vesting schedule is amended or the Plan is amended in any way that directly or indirectly affects the computation of a participant's nonforfeitable percentage, or if the Plan is deemed amended by an automatic change to or from a top-heavy vesting schedule, each Participant with at least 3 Years of Vesting Service with the Employer may elect within a reasonable period after the adoption of the amendment or change, to have his nonforfeitable percentage computed under the plan without regard to such amendment or change. For Participants who do not have at least one Hour of Service in any Plan Year beginning after December 31, 1988, the preceding sentence shall be applied by substituting "5 Years of Service" for "3 Years of Service" where such language appears.

The period during which the election may be made shall commence with the date the amendment is adopted or deemed to be made and shall end on the latest of:

(1) 60 days after the amendment is adopted;

(2) 60 days after the amendment becomes effective; or

(3) 60 days after the Participant is issued written notice of the amendment by the Employer or Committee.

                                   Article V.

                               AMOUNT OF BENEFIT

5.1 Normal Retirement Pension. Subject to the provisions of Section 5.5, the annual amount of the Normal Retirement Pension on the basis of a straight life annuity shall be calculated using the following formula:

22.75% of Average Plan Compensation, reduced by 1/25th for each Year of Credited Service less than 25 at Normal Retirement Date plus

22.75% of Average Plan Compensation in excess of the Integration Level, reduced by 1/35th for each Year of Credited Service less than 35 at Normal Retirement Date

The Integration Level shall be the greater of (a) or (b) where:

(a) equals one-half (1/2) of Covered Compensation for an individual who attains his Social Security Retirement Age during the Plan Year and

(b) equals $10,000.

Notwithstanding the above, the annual amount of the Normal Retirement Pension shall not be less than the following:

If the Participant's date of entry into the Plan was January 1, 1990 or earlier, the minimum annual Normal Retirement Pension shall be $3,000, regardless of the Participant's Years of Credited service. If the Participant's date of entry into the Plan was after January 1, 1990, the minimum annual Normal Retirement Pension shall be $3,000, reduced by 1/25th for each Year of Credited Service less than 25 at Normal Retirement Date.

5.2 Pension for Late Retirement. Effective January 1, 1988, credit shall be given for Service and Compensation after a Participant's Normal Retirement Date. At the Participant's termination of employment after his Normal Retirement Date, he shall thereupon be entitled to receive an annual Pension which shall be the amount calculated using the formula contained in Section 5.1 based on Service and Compensation through his termination of employment.

Effective January 1, 1996, notwithstanding the foregoing, the Participant may elect in writing to have his Pension commence on the first day of any calendar month after his Normal Retirement Date and before his actual termination of employment. In such case, the amount of his Pension shall be calculated using the formula contained in Section 5.1 based on Service and Compensation through the elected benefit commencement date. Upon subsequent termination of employment, the Participant's benefit will be adjusted to take into account any Service completed and Compensation earned after his initial benefit commencement date if recognition of such additional Service and Compensation would result in an increase in the Participant's benefit.

5.3 Disability Retirement Pension. Subject to the provisions of Section 5.5, the annual Disability Retirement Pension shall be equal to the Participant's Accrued Benefit based upon Years of Credited Service and Compensation to date of Disability. Payment shall be made as provided in Section 4.2. The payment of a Disability Retirement Pension shall be in lieu of any other Pension for which a Participant might otherwise qualify hereunder and once a Participant has qualified and is receiving a Pension under another provision hereof, he shall be ineligible to receive a Disability Retirement Pension.

5.4 Deferred Vested Pension. The amount of a Participant's Deferred Vested Pension on the basis of a straight life annuity commencing as of his Normal
Retirement Date shall be equal to his Accrued Benefit at termination of employment.

5.5 Limitation on Benefits. Anything to the contrary notwithstanding, a Pension computed under this Article V shall be subject to the following:

(a) Maximum Benefit. The maximum benefit, when expressed as a monthly Pension, shall not exceed the lesser of (1) $7,500, as adjusted in accordance with section 5.5(b) (the "Defined Benefit Dollar Limitation"), or (2) 100% of the Participant's average monthly compensation during the three consecutive calendar years when the 415 Compensation paid to him was the highest (the "Compensation Limitation"), subject to the following:

(A) The maximum shall apply to the Pension payable to the Participant either as a Joint and Survivor Annuity described in Sections 6.1 and 6.2 or pursuant to an option described in Section 6.3 where the contingent annuitant is the Participant's spouse; but if the Pension is payable in a form other than the foregoing and other than the straight life annuity, the maximum shall apply to the straight life annuity which is the Actuarial Equivalent of such Pension. For Limitation Years beginning before January 1, 1995, such actuarially equivalent straight life annuity is equal to the greater of the annuity benefit computed using the interest rate specified in Section 2.1(b) or 5 percent. For Limitation Years beginning after December 31, 1994, the actuarially equivalent straight life annuity is equal to the greater of the annuity benefit computed using the interest rate and mortality table (or other tabular factor) specified in Section 2.1(b), and the annuity benefit computed using a 5 percent interest rate assumption and the GATT Mortality Table (as defined in Section 2.1(aa)(ii)). The annual benefit does not include any benefits attributable to Employee contributions or rollover contributions, or the assets transferred from a qualified plan that was not maintained by the Employer.

If the Participant has less than 10 years of participation in the Plan, the Defined Benefit Dollar Limitation is reduced by one-tenth for each year of participation (or part thereof) less than ten. To the extent provided in regulations or in other guidance issued by the Internal Revenue Service, the preceding sentence shall be applied separately with respect to each change in the benefit structure of the plan. If the Participant has less than ten Years of Service with the employer, the Compensation Limitation is reduced by one-tenth for each Year of Service (or part thereof) less than ten. The adjustments of this subsection (A) shall be applied in the denominator of the defined benefit fraction based upon Years of Service. For purposes of computing the defined benefit fraction only for Limitation Years beginning January 1, 2000, Years of Service shall include future years of service (or part thereof) commencing before the Participant's Normal Retirement Date. Such future years shall include the year which contains the date the Participant reaches Normal Retirement Date, only if it can be reasonably anticipated that the Participant will receive a Year of Service for such year, or the year in which the Participant terminates employment, if earlier.

The Participant shall be credited with a year of participation (computed to fractional parts of a year) for each accrual computation period for which the following conditions are met: (i) The Participant is credited with at least the number of Hours of Service for benefit accrual purposes, required under the terms of the Plan in order to accrue a benefit for the accrual computation period, and (ii) the Participant is included as a Participant under the eligibility provisions of the Plan for at least one day of the accrual computation period. If these two conditions are met, the portion of a year of participation credited to the Participant shall equal the amount of benefit accrual service credited to the Participant for such accrual computation period. A Participant who is permanently and totally disabled within the meaning of
Section 415(c)(3)(C)(i) of the Code for an accrual computation period shall receive a year of participation with respect to that period. In addition, for a Participant to receive a year of participation (or part thereof) for an accrual computation period, the Plan must be established no later than the last day of such accrual computation period. In no event will more than one year of participation be credited for any 12-month period.

(B) If the annual benefit of the Participant commences before the Participant's Social Security Retirement Age, but on or after age 62, the Defined Benefit Dollar Limitation as reduced above, if necessary, shall be determined as follows:


(i) If a Participant's Social Security Retirement Age is 65, the dollar limitation for benefits commencing on or after age 62 is determined by reducing the Defined Benefit Dollar Limitation by 5/9 of one percent for each month by which benefits commence before the month in which the Participant attains age 65.

(ii) If a Participant's Social Security Retirement Age is greater than 65, the dollar limitation for benefits commencing on or after age 62 is determined by reducing the Defined Benefit Dollar Limitation by 5/9 of one percent for each of the first 36 months and 5/12 of one percent for each of the additional months (up to 24 months) by which benefits commence before the month of the Participant's Social Security Retirement Age.

(iii) Social Security Retirement Age: Age 65 in the case of a Participant attaining age 62 before January 1, 2000 (i.e., born before January 1, 1938), age 66 for a Participant attaining age 62 after December 31, 1999, and before January 1, 2017 (i.e., born after December 31, 1937, but before January 1,
1955), and age 67 for a Participant attaining age 62 after December 31, 2016 (i.e., born after December 31, 1954).

(C) If the annual benefit of a Participant commences prior to age 62, the Defined Benefit Dollar Limitation shall be an annual benefit that is the actuarial equivalent of the Deferred Benefit Dollar Limitation for age 62, as determined above, reduced for each month by which benefits commence before the month in which the Participant attains age 62. Effective August 13, 1996, the annual benefit beginning prior to age 62 shall be determined as the lesser of the equivalent annual benefit computed using the interest rate and mortality table specified in Section 2.1(b) and the equivalent annual benefit computed using a 5 percent interest rate and the GATT Mortality Table (as defined in Section 2.1(aa)(ii)). Any decrease in the defined benefit dollar limitation determined in accordance with this subsection (C) shall not reflect the mortality decrement to the extent that benefits will not be forfeited upon the death of the Participant.

(D) If the annual benefit of a Participant commences after the Participant's Social Security Retirement Age, the Defined Benefit Dollar Limitation as reduced in (A) above, if necessary, shall be adjusted so that it is the actuarial equivalent of an annual benefit of such Dollar Limitation beginning at the Participant's Social Security Retirement Age. To determine actuarial equivalence, the interest rate assumption used is the lesser of the rate specified in section 2.1(b) of the Plan or 5 percent. Effective August 13, 1996, the equivalent annual benefit beginning after the Participant's social security retirement age shall be determined as the lesser of the equivalent annual benefit computed using the interest rate and mortality table specified in
Section 2.1(b), and the equivalent annual benefit computed using a 5 percent interest rate assumption and the GATT Mortality Table (as defined in Section 2.1(aa)(ii)).

(E) Notwithstanding anything else in this Section to the contrary, the benefit otherwise accrued or payable to a Participant under this Plan shall be deemed not to exceed the Defined Benefit Dollar Limitation if:

(i) the retirement benefits payable for a Plan Year under any form of benefit with respect to such Participant under this Plan and under all other defined benefit plans (regardless of whether terminated) ever maintained by the Employer do not exceed $1,000 multiplied by the Participant's number of Years of Service or parts thereof (not to exceed 10) with the Employer; and

(ii) the Employer has not at any time maintained a defined contribution plan, a welfare benefit plan, or an individual medical account in which the Participant participated.

(F) In the case of a Participant who has separated from service, the Participant's compensation for purposes of calculating the Compensation Limitation will be automatically adjusted by multiplying such compensation by the cost of living adjustment factor prescribed by the Secretary of the Treasury under ss. 415(d) of the Code in such manner as the Secretary shall prescribe. The adjusted compensation amount will apply to Limitation Years ending within the calendar year of the date of the adjustment.

(b) For all purposes of this Plan, the Defined Benefit Dollar Limitation of $7,500 shall be automatically adjusted by multiplying such limit by the cost of living adjustment factor prescribed by the Secretary of the Treasury under
Section 415(d) of the Code in such manner as the Secretary shall prescribe. As a result of such an adjustment, a Pension which had been limited by the provisions of this Section in a previous Plan Year may be increased with respect to future payments to the lesser of the adjusted Defined Benefit Dollar Limitation amount or the amount of Pension which would have been payable under this Plan without regard to the provisions of this Section 5.5.

(c) Notwithstanding the foregoing, the otherwise permissible annual benefits for any Participant under this Plan may be further reduced to the extent necessary, as determined by the Committee, to prevent disqualification of the Plan under
Section 415 of the Code, which imposes the following additional limitations on the benefits payable to Participants who also may be participating in another tax qualified pension, profit sharing, savings or stock bonus plan of the
Employer:

Effective for Limitation Years beginning before January 1, 2000, if an individual is a Participant at any time in both a defined benefit plan and a (1) defined contribution plan; (2) welfare benefit fund, as defined in Section 419(e) of the Code, maintained by the Employer; or (3) an individual medical account, as defined in Section 415(l) (2) of the Code, which provides an annual addition, maintained by the Employer, the sum of the defined benefit plan fraction and the defined contribution plan fraction for any Plan Year may not exceed 1.0. The defined benefit plan fraction for any Plan Year is a fraction, the numerator of which is the Participant's projected annual benefit under the Plan (determined at the close of the Plan Year) and the denominator of which is the lesser of (a) 1.25 multiplied by the larger of the Defined Benefit Dollar Limitation, as adjusted, or (b) 1.4 multiplied by the Compensation Limitation. The defined contribution plan fraction for any Plan Year is a fraction, the numerator of which is the sum of the annual additions to the Participant's accounts in such Plan Year and for all prior Plan Years and the denominator of which is the sum of the applicable maximum accounts of annual additions which could have been made under Section 415(c) of the Code for such Plan Year and for all prior years of such Participant's employment (assuming for this purpose, that said Section 415(c) had been in effect during such prior years) . The applicable maximum amount for any Plan Year shall be equal to the lesser of 1.25 multiplied by the dollar limitation in effect for such Plan Year under Section 415 (c) (1) (A) of the Code after adjustment under Section 415(d) of the Code, or 35% of the Participant's 415 Compensation for such Plan Year.

For purposes of the above limitation, all defined benefit plans of the Employer, whether or not terminated, are to be treated as one defined benefit plan and all defined contribution plans of the Employer whether or not terminated, are to be treated as one defined contribution plan. In addition, all defined benefit plans of Affiliated Employers and all defined contribution plans of Affiliated Employers shall be aggregated for this purpose. For purposes of this paragraph only, an Affiliated Employer shall be determined under Sections 414 (b) and (c) of the Code by application of a 50% control standard in lieu of an 80% control standard. The extent to which the benefit payable under this Plan shall be reduced as compared with the extent to which the annual benefit under any other defined benefit plans or defined contribution plans shall be reduced in order to achieve compliance with the limitations of Section 415 of the Code shall be determined by the Committee in such a manner so as to maximize the aggregate benefits payable to such Participant. If such reduction is under this Plan, the Committee shall advise affected Participants of any additional limitation on their annual benefits required by this paragraph.

The above limitations are intended to comply with the provisions of Section 415 of the Code, as amended, so that the maximum benefits provided by plans of the Employer shall be exactly equal to the maximum amounts allowed under Section 415 of the Code and regulations thereunder. If there is any discrepancy between the provisions of this Section 5.5 and the provisions of Section 415 of the Code and regulations thereunder, such discrepancy shall be resolved in such a way as to give full effect to the provisions of Section 415 of the Code.

5.6 Top-Heavy Provisions. The following provisions shall become effective in any Plan Year in which the Plan is determined to be a Top-Heavy Plan and will supersede any conflicting provisions in the Plan.

(a) Minimum Accrued Benefit. Notwithstanding any other provisions in this Plan except in the paragraph immediately below, for any Plan Year in which this Plan is Top-Heavy, each Participant who is not a Key Employee and has completed 1,000 Hours of Service will accrue a benefit (to be provided solely by Employer contributions and expressed as an annual straight life annuity commencing at Normal Retirement Age) of not less than two percent of his or her highest average compensation for the five consecutive years for which the Participant had the highest compensation. The aggregate compensation for the years during such five-year period in which the Participant was credited with a Year of Service will be divided by the number of such years in order to determine average annual compensation. The minimum accrual is determined without regard to any Social Security contribution. The minimum accrual applies even though under other Plan provisions the Participant would not otherwise be entitled to receive an accrual, or would have received a lesser accrual for the year because (1) the Participant fails to make mandatory contributions to the Plan, (2) the Participant's compensation is less than a stated amount, (3) the Participant is not employed on the last day of the accrual computation period, or (4) the plan is integrated with Social Security.

No additional benefit accruals shall be provided pursuant to the above paragraph to the extent that the total accruals on behalf of the Participant attributable to Employer contributions will provide a benefit expressed as a straight life annuity commencing at Normal Retirement Age that equals or exceeds 20 percent of the Participant's highest average Compensation for the five consecutive years for which the Participant had the highest compensation. All accruals of Employer derived benefit, whether or not attributable to years for which the Plan is Top-Heavy, may be used in computing whether the minimum accrual requirements are satisfied. The provisions in the paragraph above shall not apply to any Participant to the extent that the Participant is covered under any other plan or plans of the Employer and the Employer has provided in the other plan that the minimum allocation or benefit requirement applicable to this Top-Heavy Plan will be met in the other plan or plans.

For purposes of computing the minimum accrued benefit, compensation shall mean 415 Compensation.

If the form of benefit is other than a straight life annuity, the Employee must receive an amount that is the Actuarial Equivalent of the minimum straight life annuity. If the benefit commences at a date other than at Normal Retirement Age, the Employee must receive at least an amount that is the Actuarial Equivalent of the minimum straight life annuity benefit commencing at Normal Retirement Age.

The  minimum   Accrued   Benefit   required  (to  the  extent   required  to  be
nonforfeitable under Section 416(b)) may not be forfeited under Sections 411(a)(3)(B) or 411(a)(3)(D) of the Code.

(b) Minimum Vesting. Notwithstanding the provisions of Sections 4.3 and 5.4, a Participant shall be eligible for a Deferred Vested Pension, if while the Plan is a Top-Heavy Plan, his employment is terminated before death or Retirement after he has completed at least 2 Years of Service. The amount of his Deferred Vested Pension on the basis of a straight life annuity, commencing as of his Normal Retirement Date shall be equal to his vested percentage of his Accrued Benefit, determined in accordance with the following table:

          Years of Service                      Vested Percentage
          ----------------                      -----------------
            less than 3                                  0%
             3 or more                                 100%

The  minimum  vesting  schedule  applies to all  benefits  within the meaning of
Section 411(a) (7) of the Code except those attributable to Employee contributions, including benefits accrued before the effective date of Section 416 of the Code and benefits accrued before the Plan became Top-Heavy. Further, no decrease in a Participant's nonforfeitable percentage may occur in the event the Plan's status as Top-Heavy changes for any Plan Year. However, this subsection does not apply to the Accrued Benefit of any Participant who does not have an Hour of Service after the Plan has initially become Top-Heavy and such Participant's Accrued Benefit attributable to Employer contributions will be determined without regard to this subsection.

If the vesting schedule under the Plan shifts in and out of the above schedule for any Plan Year because of the Plan's Top-Heavy status, such shift is an amendment of the vesting schedule and the election in Section 4.3 of the Plan applies.

(c) Impact on Maximum Benefits. For any Plan Year in which the Plan is a Top-Heavy Plan, Section 5.5 shall be read by substituting the number "1.00" for the number "1.25" wherever it appears therein, except such substitution shall not have the effect of reducing any benefit accrued under a defined benefit plan prior to the first day of the year in which this provision becomes applicable.

(d) Top-Heavy Definitions.

(1) Key Employee. A Key Employee is any Employee or former Employee (and the beneficiaries of such Employee) who at any time during the Plan Year containing the Determination Date, or the four preceding Plan Years, was (1) an officer of the Employer having annual compensation for such Plan Year which is in excess of 50 percent of the dollar limit in effect under Section 415(b) (1) (A) of the Code; (2) an owner (or considered an owner under Section 318 of the Code) of one of the ten largest interests in the Employer and having annual compensation greater than the dollar limit in effect under Section 415(c)(1)(A) of the Code;
(3) a five-percent owner of the Employer; or (4) a one percent owner of the Employer who has annual compensation of more than $150,000. Annual compensation means 415 Compensation, but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the Employee's gross income under Section 125, Section 402(a)(8), Section 402(h) or
Section 403(b) of the Code. The determination of who is a Key Employee will be made in accordance with Section 416(i)(1) of the Code and the regulations thereunder.

(2) Non-Key Employee. A Non-Key Employee is any Employee who is not a Key Employee. Non-Key Employees include Employees who are former Key Employees.

(3) Top-Heavy Plan. For any Plan Year beginning December 31, 1983, this Plan is Top-Heavy if any of the following conditions exists:

(A) If the Top-Heavy Ratio for this Plan exceeds 60 percent and this Plan is not part of any Required Aggregation Group or Permissive Aggregation Group of plans.

(B) If this Plan is a part of a Required Aggregation Group of plans but not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the group of plans exceeds 60 percent.

(C) If this Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group of plans and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds 60 percent.

(4) Top-Heavy Ratio.

(A) If the Employer maintains one or more defined benefit plans and the Employer has not maintained any defined contribution plan (including any Simplified
Employee Pension Plan), which during the five-year period ending on the Determination Date(s) had or has had account balances, the Top-Heavy Ratio for, this Plan alone or for the Required or Permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of the Present Value of accrued benefits of all Key Employees as of the Determination Date(s) (including any part of any accrued benefit distributed in the five-year period ending on the Determination Date(s)) , and the denominator of which is the sum of the Present Value of all accrued benefits (including any part of any accrued benefit distributed in the five-year period ending on the Determination Date(s) determined in accordance with Section 416 of the Code and the regulations thereunder.

(B) If the Employer maintains one or more defined benefit plans and the Employer maintains or has maintained one or more defined contribution plans (including any Simplified Employee Pension Plan) which during the five-year period ending on the Determination Date(s) has or has had any account balances, the Top-Heavy Ratio for any Required or Permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of the Present Value of accrued benefits under the aggregated defined benefit plan or plans for all Key Employees, determined in accordance with (A) above, and the sum of account balances under the aggregated defined contribution plan or plans for all Key Employees as of the Determination Date(s), and the denominator of which is the sum of the Present Value of accrued benefits under the aggregated defined benefit plan or plans, determined in accordance with (A) above, and the account balances under the aggregated defined contribution plan or plans for all Participants as of the Determination Date (s) , all determined in accordance with Section 416 of the Code and the regulations thereunder. The account balances under a defined contribution plan in both the numerator and denominator of the Top-Heavy Ratio are increased for any distribution of an account balance made in the five-year period ending on the Determination Date.

(C) For purposes of (A) and (B) above the value of account balances and the Present Value of accrued benefits will be determined as of the most recent Valuation Date that falls within or ends with the 12-month period ending on the Determination Date, except as provided in Section 416 of the Code and the regulations thereunder for the first and second plan years of a defined benefit plan. The account balances and accrued benefits of a Participant (i) who is not a Key Employee but who was a Key Employee in a prior year, or (ii) who has not been credited with at least one Hour of service with any employer maintaining the Plan at any time during the five-year period ending on the Determination Date will be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Section 416 of the Code and the regulations thereunder. Deductible employee contributions will not be taken into account for purposes of computing the Top-Heavy Ratio. When aggregating plans the value of account balances and accrued benefits will be calculated with reference to the

Determination Dates that fall within the same calendar year.

The accrued benefit of a Participant other than a Key Employee shall be determined under (i) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer, or (ii) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Section 411(b)(1)(C) of the Code.

(5) Permissive Aggregation Group. The Required Aggregation Group of plans plus any other plan or plans of the Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Sections 401(a)(4) and 410 of the Code.

(6) Required Aggregation Group. (A) Each qualified plan of the Employer in which at least one Key Employee participates or participated at any time during the Determination Period (regardless of whether the plan has terminated) , and (B) any other qualified plan of the Employer which enables a plan described in (A) to meet the requirements of Sections 401(a)(4) or 410 of the Code.

(7) Determination Date. For any Plan Year subsequent to the first Plan Year, the last day of the preceding Plan Year. For the first Plan Year of the plan, the last day of that Plan Year.

(8) Valuation Date. The first day of each Plan Year.

(9) Present Value. Present Value shall be based only on the interest and mortality rates specified in Section 2.1(b).

5.7 Death Benefit.

(a) Surviving Spouse. If a Participant shall die while in the active employ of the Employer, the Participant's Surviving Spouse shall be paid a death benefit in the form of a straight life annuity in an amount equal to the Actuarial Equivalent of the Participant's Accrued Benefit at his date of death commencing as of the first day of the month conceding with or next following the date that would have been the Participant's Normal Retirement Date. Benefits payable under this section shall be in lieu of any other benefits payable pursuant to this Plan.

(b) Unmarried Participant. If an unmarried Participant shall die while in the active employ of the Employer, the Participant's beneficiary shall be paid a death benefit in an amount equal to the Actuarial Equivalent of the Participant's account balance, if any, under the Prior Plan as of September 10, 1986.

(c) Lump Sum Cash-Out. In the event that the Present Value of Accrued Benefit of the death benefit payable pursuant to (a) or (b) above is not in excess of $3,500 ($5,000 in Plan Years beginning after August 5, 1997), payment of such death benefit shall be made in one lump sum payment.

5.8 Veterans Remployment Rights.  Notwithstanding any provision of this
Plan to the contrary, contributions, benefits, and service credit with respect to qualified military service will be provided in accordance with ss. 414(u) of the Code, effective December 12, 1994.

                                  Article VI.

                    MANNER OF PAYMENT AND OPTIONAL BENEFITS

The provisions of this Article shall take precedence over any conflicting provision in this Plan and shall apply to any Participant who is credited with at least one Hour of Service with the Employer on or after August 23, 1984, and such other Participants as provided in Section 6.4. Any annuity contract distributed here from must be nontransferable.

6.1 Definitions.

(a) Annuity Starting Date. The first day of the first period for which an amount is paid as an annuity or in any other form.

(b) Earliest Retirement Age. The earliest date on which, under the Plan, the Participant could elect to receive retirement benefits.

(c) Qualified Election. A waiver of a Qualified Joint and Survivor Annuity. Any waiver of a Qualified Joint and Survivor Annuity shall not be effective unless:
(1) the Participant's Spouse consents in writing to the election; (2) the election designates a specific alternate beneficiary, including any class of beneficiaries or any contingent beneficiaries, which may not be changed without spousal consent (or the spouse expressly permits designations by the Participant without any further spousal consent; (3) the Spouse's consent acknowledges the effect of the election; (4) the Spouse's consent is witnessed by a Plan representative or notary public; and (5) the election designates a form of benefit payment which may not be changed without spousal consent (or the Spouse expressly permits designations by the Participant without any further spousal consent). If it is established to the satisfaction of a Plan representative that such written consent may not be obtained because there is no Spouse or the Spouse cannot be located, a waiver will be deemed a Qualified Election.

Any consent by a Spouse obtained under this provision (or establishment that the consent of a Spouse may not be obtained) shall be effective only with respect to such Spouse. A consent that permits designations by the Participant without any requirement of further consent by such Spouse must acknowledge that the Spouse has the right to limit consent to a specific beneficiary, and a specific form of benefit where applicable, and that the Spouse voluntarily elects to relinquish either or both of such rights. A revocation of a prior waiver may be made by a Participant without the consent of the Spouse at any time prior to the commencement of benefits. The number of revocations shall not be limited. No consent obtained under this provision shall be valid unless the Participant has received notice as provided in Section 6.2(c) below.

(d) Qualified Joint and Survivor Annuity. An immediate annuity for the life of the Participant with a survivor annuity for the life of the Spouse which is 50 percent of the amount of the annuity which is payable during the joint lives of the Participant and the Spouse and which is the Actuarial Equivalent of the normal form of benefit (the Pension determined under Article V), or, if greater, any optional form of benefit.

(e) Vested Accrued Benefit. The value of the Participant's vested Accrued Benefit derived from Employer and Employee contributions (including rollovers). The provisions of this Article VI shall apply to a Participant who is vested in amounts attributable to Employer contributions, Employee contributions (or both) at the time of death or distribution.

Section 6.02 Payment of Pension. All Pensions payable pursuant to Article V shall be paid by the Trustee, acting under the instructions of the Committee in monthly installments of one twelfth (1/12) of the annual amount payable, which monthly installments shall be computed to the nearest whole cent. Such monthly installments shall be payable on the first of each month coinciding with or following the Normal Retirement Date or date of termination, if later.

(a) Qualified Joint and Survivor Annuity. Unless an optional form of benefit is selected pursuant to a Qualified Election within the 90-day period ending on the Annuity Starting Date, a married Participant's Vested Accrued Benefit shall be paid in the form of a Qualified Joint and Survivor Annuity and an unmarried Participant's vested Accrued Benefit shall be paid in the normal form of an immediate straight life annuity.

(b) Qualified Preretirement Survivor Annuity. If a Participant dies in the active employ of the Employer, the Participant's Surviving Spouse, if any, will receive the benefit described in Section 5.7(a).

(c) Notice Requirements. In the case of a Qualified Joint and Survivor Annuity as described in Section 6.2(a), the Committee shall provide each Participant no less than 30 days and no more than 90 days prior to the Annuity Starting Date a written explanation of: (1) the terms and conditions of a Qualified Joint and Survivor Annuity; (2) the Participant's right to make and the effect of an election to waive the Qualified Joint and Survivor Annuity form of benefit; (3) the rights of a Participant's Spouse; (4) the right to make, and the effect of, a revocation of a previous election to waive the Qualified Joint and Survivor Annuity; and (5) the relative values of the various optional forms of benefit under the Plan. Notwithstanding the foregoing, the 30 day notice period may be reduced to 7 days if the following requirements are satisfied:

(i) the Participant receives the notice referred to above (the "QJSA Notice") before electing a form of distribution;

(ii)  the  Participant   affirmatively  elects,  and  the  Spouse  consents  (if
necessary) to the form of distribution;

(iii) the Plan Administrator clearly informs the Participant that he has at least 30 days to consider whether to waive the Qualified Joint and Survivor Annuity and elect an alternate form of benefit;

(iv) the Participant is allowed to revoke any distribution election under the later of the commencement date or any time before the expiration of 7 days after the date of the QJSA Notice is provided to the Participant;

(v) the commencement date is a date after the QJSA Notice is provided to the Participant (even if such date is after the Annuity Starting Date); and

(vi) the distribution begins no earlier than the expiration of 7 days after the date the QJSA Notice was provided to the Participant.

(d) Time of Payment. Unless a Participant elects otherwise, in writing, payment of his benefits under this Plan shall be made or commence not later than the sixtieth day after the latest of the close of the Plan Year in which (1) he attains age 65; (2) he terminates service with the Employer; or (3) occurs the 10th anniversary of the year in which the Participant commenced participation in the Plan.

If a Participant who is receiving Normal Retirement Pension payments returns to the employ of the Employer, his Pension shall be continued during his period of employment. Upon the Participant's subsequent termination of employment, his Pension shall be increased, if applicable, to reflect additional Compensation and Years of Credited Service.

(e) Lump Sum Cash-Out. Notwithstanding the other requirements of this Section 6.2, in the event that a Participant's vested Present Value of Accrued Benefit at the time of his termination of employment is not in excess of $3,500 ($5,000 in Plan Years beginning after August 5, 1997), payment of such vested portion shall be made in one lump sum payment and the nonvested portion shall be treated as a forfeiture. However, no such distribution may be made after the Annuity Starting Date unless elected by the Participant, pursuant to a Qualified Election. For purposes of this Section, if the vested present value of a Participant's Accrued Benefit is zero, the Participant shall be deemed to have received a distribution of such vested Accrued Benefit.

If an Employee receives a distribution pursuant to this section and the Employee resumes covered employment under the Plan, he shall not receive credit for Years of Credited Service upon which the previously distributed benefit was based. The Employee shall have the right to restore such Years of Credited Service and his or her employer-derived Accrued Benefit (including all optional forms of benefits and subsidies relating to such benefits) to the extent forfeited upon the repayment to the Plan of the full amount of the distribution plus interest, compounded annually from the date of distribution at the rate determined for purposes of Section 411(c)(2)(C) of the Code. Such repayment must be made before the earlier of five years after the first date on which the Participant is subsequently reemployed by the Employer or the date the Participant incurs 5 consecutive Breaks in Service following the date of distribution.

If an Employee is deemed to receive a distribution pursuant to this section, and the Employee resumes employment covered under the Plan before the date the Participant incurs 5 consecutive Breaks in Service upon the reemployment of such Employee, the Employer-derived Accrued Benefit and Years of Credited Service will be restored to the amount of such Accrued Benefit and Years of Credited Service on the date of the deemed distribution.

6.3 Optional Forms of Benefit Payments. In lieu of a Normal Retirement Pension, a Participant may elect to receive a Pension payable under one of the options described below.

An option shall be elected in writing on a form approved by the Committee, pursuant to a Qualified Election as defined in Section 6.1(c) and shall be made either:

(i) within the Election Period, or

(ii) within the 90-day period ending on the date benefit payments commence. The optional form of benefit payment shall be the Actuarial Equivalent of the straight life annuity computed for the Participant under Article V.

(a) Straight Life Annuity Option. A Participant may elect to receive an annuity payable for the life of the Participant only with no further payments after the Participant's death.

(b) Period-Certain and Life Option. A Participant may elect to receive a fixed annuity with payments guaranteed for the life of the Participant with a period certain.

(c) Contingent Annuitant Option. A Participant may elect to receive an annuity payable during the joint lives of the Participant and a person not more than 30 years younger than the Participant as his contingent annuitant; so that, following the death of the Participant, payment of the annuity in the same amount or in an amount equal to a percentage of the Participant's annuity (as elected by the Participant) shall continue to the contingent annuitant, if surviving, with the last payment to be made as of the first day of the month in which the death of the contingent annuitant occurs.

6.4 Transitional Rules.

(a) Any living Participant not receiving benefits on August 23, 1984, who would otherwise not receive the benefits prescribed by the previous Sections of this Article must be given the opportunity to elect to have the prior Sections of this Article apply if such Participant is credited with at least one Hour of Service under this Plan or a predecessor plan in a Plan Year beginning on or after January 1, 1976, and such Participant had at least 10 years of vesting service when he or she separated from Service.

(b) Any living Participant not receiving benefits on August 23, 1984, who was credited with at least one Hour of service under this Plan or a predecessor plan on or after September 2, 1974, and who is not otherwise credited with any Service in a Plan Year beginning on or after January 1, 1976, must be given the opportunity to have his or her benefits paid in accordance with subparagraph (d) of this Section.

(c) The respective opportunities to elect (as described in subparagraphs (a) and (b) above) must be afforded to the appropriate Participants during the period commencing on August 23, 1984, and ending on the date benefits would otherwise commence to said Participants.

(d) Any Participant who has elected pursuant to subparagraph (b) of this Section and any Participant who does not elect under subparagraph (a) above or who meets the requirements of (a) above, except that such Participant does not have at least 10 years of vesting service when he or she separates from Service, shall have his or her benefits distributed in accordance with all of the following requirements if benefits would have been payable in the form of a straight life annuity:

(1) Automatic Joint and Survivor Annuity if benefits in the form of a straight life annuity become payable to a married Participant who:

(A) begins to receive payments under the Plan on or after Normal Retirement Age; or

(B) dies on or after Normal Retirement Age while still working for the Employer; or

(C) begins to receive  payments on or after the Qualified Early  Retirement Age;
or

(D) separates from Service an or after attaining Normal Retirement Age (or the Qualified Early Retirement Age) and after satisfying the eligibility requirements for the payment of benefits under the Plan and thereafter dies before beginning to receive such benefits; then such benefits will be received under this Plan in the form of a Qualified Joint and Survivor Annuity, unless the Participant has elected otherwise during the Election Period. The Election Period must begin at least 6 months before the Participant attains Qualified Early Retirement Age and end not more than 90 days before the commencement of benefits. Any election hereunder shall be in writing and may be changed by the Participant at any time prior to the date payments commence.

(2) Election of Early Survivor Annuity. A Participant who is employed after attaining the Qualified Early Retirement Age will be given the opportunity to elect, during the Election Period, to have a survivor annuity payable on death. If the Participant elects the survivor annuity, payments under such annuity must not be less than the payments which would have been made to the Spouse under the Qualified Joint and Survivor Annuity if the Participant had retired on the day before his or her death. Any election under this provision shall be in writing and may be changed by the Participant at any time. The election period begins on the later of (A) the 90th day before the Participant attains the Qualified Early Retirement Age, or (B) the date on which participation begins, and ends on the date the Participant terminates employment

(3) For purposes of this Subparagraph (d):

(A) Qualified Early Retirement Age is the latest of:

(i) the earliest date, under the Plan, on which the Participant may elect to receive retirement benefits,

(ii) the first day of the 120th month beginning before the Participant reaches Normal Retirement Age, or

(iii) the date the Participant begins participation.

(iv) Qualified Joint and Survivor Annuity is an annuity for the life of the Participant with a survivor annuity for the life of the Spouse as described in
Section 6.1(d) of this Article.

6.5 Employment After Normal Retirement Date. Effective January 1, 1996, if a Participant continues in the Employer's employ after his Normal Retirement Date, no Pension payments shall be made during the period of continued employment, except as elected by the Participant pursuant to Section 5.2 or as required pursuant to Section 6.6(a).

6.6 Distribution Requirements. Except as otherwise provided in Sections 6.1 and 6.2, the requirements of this Section shall apply to any distribution of a Participant's interest and will take precedence over any inconsistent provisions of this Plan. Unless otherwise specified, the provisions of this Section 6.6 apply to calendar years beginning after December 31, 1984.

All distributions required under this Section shall be determined and made in accordance with the proposed regulations under Section 401(a)(9) of the Code, including the minimum distribution incidental benefit requirement of Section 1.401(a)(9)-2 of the proposed regulations.

(a) Required Beginning Date. The entire interest of a Participant must be distributed or begin to be distributed no later than the Participant's Required Beginning Date.

(b) Limits on Distribution Periods. As of the first Distribution Calendar Year, distributions, if not made in a single-sum, may only be made over one of the following periods (or a combination thereof):

(1) the life of the Participant,

(2) the life of the Participant and a Designated Beneficiary, (1)

(3)  a  period  certain  not  extending   beyond  the  Life  Expectancy  of  the
Participant, or

(4) a period certain not extending beyond the joint and last survivor expectancy of the Participant and a Designated Beneficiary.

(c) Determination of amount to be distributed each year.

(1) If the Participant's interest is to be paid in the form of annuity distributions under the Plan, payments under the annuity shall satisfy the following requirements:

(A) the annuity distributions must be paid in periodic payments made at intervals not longer than one year;

(B) the distribution period must be over a life (or lives) or over a period certain not longer than a Life Expectancy (or joint life and last survivor expectancy) described in Section 401(a)(9)(A)(ii) or Section 401(a)(9)(B)(iii) of the Code, whichever is applicable;

(C) the  Life  Expectancy  (or  joint  life and last  survivor  expectancy)  for
purposes  of  determining  the  period  certain  shall  be  determined   without
recalculation of Life Expectancy;

(D) once payments have begun over a period certain, the period certain may not be lengthened even if the period certain is shorter than the maximum permitted;

(E) payments must either be nonincreasing or increase only as follows:

(i) with any percentage increase in a specified and generally recognized cost-of-living index;

(ii) to the extent of the reduction to the amount of the Participant's payments to provide for a survivor benefit upon death, but only if the beneficiary whose life was being used to determine the distribution period described in Subsection
(b) above dies and the payments continue otherwise in accordance with that Section over the life of the Participant;

(iii) to provide cash refunds of Employee contributions upon the Participant's death; or

(iv) because of an increase in benefits under the Plan.

(F) If the annuity is a life annuity (or a life annuity with a period certain not exceeding 20 years), the amount which must be distributed on or before the Participant's Required Beginning Date (or, in the case of distributions after the death of the Participant, the date distributions are required to begin pursuant to Section 6.7 below) shall be the payment which is required for one payment interval. The second payment need not be made until the end of the next payment interval even if that payment interval ends in the next calendar year. Payment intervals are the periods for which payments are received, e.g., bimonthly, monthly, semi-annually, or annually.

If the annuity is a period certain annuity without a life contingency (or is a life annuity with a period certain exceeding 20 years) periodic payments for each distribution calendar year shall be combined and treated as an annual amount. The amount which must be distributed by the Participant's Required Beginning Date (or, in the case of distributions after the death of the Participant, the date distributions are required to begin pursuant to Section
6.7 below) is the annual amount for the first Distribution Calendar Year. The annual amount for other Distribution Calendar Years, including the annual amount for the calendar year in which the Participant's Required Beginning Date (or the date distributions are required to begin pursuant to Section 6.7 below) occurs, must be distributed on or before December 31 of the calendar year for which the distribution is required.

(2) Annuities purchased after December 31, 1988, are subject to the following additional conditions:

(A) Unless the Participant's Spouse is the Designated Beneficiary, if the Participant's interest is being distributed in the form of a period certain annuity without a life contingency, the period certain as of the beginning of the first Distribution Calendar Year may not exceed the applicable period determined using the table set forth in Q&A A-5 of Section 1.401(a)(9)-2 of the proposed regulations.

(B) If the Participant's interest is being distributed in the form of a joint and survivor annuity for the joint lives of the Participant and a nonspouse beneficiary, annuity payments to be made on or after . the Participant's Required Beginning Date to the Designated Beneficiary after the Participant's death must not at any time exceed the applicable percentage of the annuity payment for such period that would have been payable to the Participant using the table set forth in Q&A A6 of Section 1.401(a)(9)-2 of the proposed regulations.

(3) Transitional rule. If payments under an annuity which complies with Subsection (c) (1) above begin prior to January 1, 1989, the minimum distribution requirements in effect as of July 27, 1987, shall apply to distributions from this Plan, regardless of whether the annuity form of payment is irrevocable. This transitional rule also applies to deferred annuity contracts distributed to or owned by the Employee prior to January 1, 1989, unless additional contributions are made under the Plan by the Employer with respect to such contract.

(4) If the form of distribution is an annuity made in accordance with this Subsection (c), any additional benefits accruing to the Participant after his or her Required Beginning Date shall be distributed as a separate and identifiable component of the annuity beginning with the first payment interval ending in the calendar year immediately following the calendar year in which such amount accrues.

(5) Any part of the Participant's interest which is in the form of an individual account shall be distributed in a manner satisfying the requirements of Section 401(a)(9) of the Code and the proposed regulations thereunder.

(d) Definitions.

(1) Designated Beneficiary. The individual who is designated as the beneficiary under the Plan in accordance with Section 401(a)(9) of the Code and the proposed regulations thereunder.

(2) Distribution Calendar Year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin pursuant to Section 6.7 below.

(3) Life Expectancy. The life expectancy (or joint and last survivor expectancy) calculated using the attained age of the Participant (or Designated Beneficiary) as of the Participant's (or Designated Beneficiary's) birthday in the applicable calendar year. The applicable calendar year shall be the first Distribution Calendar Year. If annuity payments commence before the Required Beginning Date, the applicable calendar year is the year such payments commence. Life expectancy and joint and last survivor expectancy are computed by use of the expected return multiples in Tables V and VI of Section 1.72-9 of the Income Tax Regulations. The life expectancy of the Participant and the Participant's spouse may not be recalculated.

(4) Required Beginning Date. The Required Beginning Date of a Participant is the later of the April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2 or retires except that distributions to a 5-percent Owner must commence by the April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2.

(A) Any Participant attaining age 70 1/2 after 1995 may elect by April 1 of the calendar year following the year in which the Participant attained age 70 1/2 (or by December 31, 1997 in the case of a Participant attaining age 70 1/2 in 1996) to defer distributions until the calendar year following the calendar year in which the Participant retires. If no such election is made, the Participant will begin receiving distributions by the April 1 of the calendar year following the year in which the Participant attained age 70 1/2 (or by December 31, 1997 in the case of a Participant attaining age 70 1/2 in 1996).

(B) Any Participant attaining age 70 1/2 prior to 1997 may elect to stop distributions and recommence by the April 1 of the calendar year following the year in which the Participant retires. If such an election is made there is a new Annuity Starting Date upon recommencement.

(C) 5-percent owner. A Participant is treated as a 5-percent owner for purposes of this Section if such Participant is a 5-percent owner as defined in Section 416(i) of the-Code (determined in accordance with Section 416 but without regard to whether the Plan is Top-Heavy) at any time during the Plan Year ending with or within the calendar year in which such owner attains age 70 1/2 or any subsequent Plan Year.

(D) Once distributions have begun to a 5-percent owner under this Section, they must continue to be distributed, even if the Participant ceases to be a 5-percent owner in a subsequent year.

6.7 Death Distribution Provisions.

(a) Distribution beginning before death. If the Participant dies after distribution of his or her interest has commenced, the remaining portion of such interest shall continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

(b) Distribution beginning after death. If the Participant dies before distribution of his or her interest commences, distribution of the Participant's entire interest shall be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death except to the extent that an election is made to receive distributions in accordance with (1) or (2) below:

(1) If any portion of the Participant's interest is payable to a Designated Beneficiary, distributions may be made over the life or over a period certain not greater than the Life Expectancy of the Designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died;

(2) If the Designated Beneficiary is the Participant's Surviving spouse, the date distributions are required to begin in accordance with (1) above shall not be earlier than the later of (A) December 31 of the calendar year immediately following the calendar year in which the Participant died and (B) December 31 of the calendar year in which the Participant would have attained age 70 1/2.

If the Participant has not made an election pursuant to this Subsection (b) by the time of his or her death, the Participant's Designated Beneficiary must elect the method of distribution no later than the earlier of (A) December 31 of the calendar year in which distributions would be required to begin under this section, or (B) December 31 of the calendar year which contains the fifth anniversary of the date of death of the Participant. If the Participant has no Designated Beneficiary, or if the Designated Beneficiary does not elect a method of distribution, distribution of the Participant's entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

(c) For purposes of Subsection (b), if the Surviving Spouse dies after the Participant, but before payments to such Spouse begin, the provisions of Subsection (b), with the exception of paragraph (2) therein, shall be applied as if the Surviving Spouse were the Participant.

(d) For the purposes of this Section 6.7, distribution of a Participant's interest is considered to begin on the Participant's Required Beginning Date (or, if Subsection (c) above is applicable, the date distribution is required to begin to the surviving Spouse pursuant to Subsection (b) above). If distribution in the form of an annuity described in Section 6.6(c) above irrevocably commences to the Participant before the Required Beginning Date, the date distribution is considered to begin is the date distribution actually commences.

(e) For purposes of this Section 6.7, any amount paid to a child of the Participant will be treated as if it had been paid to the Surviving Spouse if the amount becomes payable to the Surviving Spouse when the child reaches the age of majority.

6.8 Transitional Rule. Notwithstanding the above requirements and subject to the provisions of Sections 6.1 and 6.2, distribution on behalf of any Employee, including a 5-percent owner, may be made in accordance with all of the following requirements (regardless of when such distribution commences):

(a) The distribution by the trust is one which would not have disqualified such trust under Section 401(a) (9) of the Code as in effect prior to amendment by the Deficit Reduction Act of 1984;

(b) The distribution is in accordance with a method of distribution designated by the Employee whose interest in the trust is being distributed or, if the Employee is deceased, by a beneficiary of such Employee;

(c) Such designation was in writing, was signed by the Employee or the beneficiary, and was made before January 1, 1984;

(d) The Employee had accrued a benefit under the Plan as of December 31, 1983;

(e) The method of distribution designated by the Employee or the beneficiary specifies the time at which distribution will commence, the period over which distributions will be made, and in the case of any distribution upon the Employee's death, the Beneficiaries of the Employee listed in order of priority.

A distribution upon death will not be covered by this transitional rule unless the information in the designation contains the required information described above with respect to the distributions to be made upon the death of the Employee.

For any distribution which commences before January 1, 1984, but continues after December 31, 1983, the Employee or the beneficiary to whom such distribution is being made, will be presumed to have designated the method of distribution under which the distribution is being made if the method of distribution was specified in writing and the distribution satisfies the requirements in subsections (a) and (e) above.

If a designation is revoked, any subsequent distribution must satisfy the requirements of Section 401(a)(9) of the Code and the proposed regulations thereunder. If a designation is revoked subsequent to the date distributions are required to begin, the trust must distribute by the end of the calendar year following the calendar year in which the revocation occurs the total amount not yet distributed which would have been required to have been distributed to satisfy Section 401(a)(9) of the Code and the proposed regulations thereunder, but for the Section 242(b)(2) election. For calendar years beginning after December 31, 1988, such distributions must meet the minimum distribution incidental benefit requirements in Section 1.401(a)(9)-2 of the proposed regulations. Any changes in the designation will be considered to be a revocation of the designation. However, the mere substitution or addition of another beneficiary (one not named in the designation) under the designation will not be considered to be a revocation of the designation, so long as such substitution or addition does not alter the period over which distributions are to be made under the designation, directly or indirectly (for example, by altering the relevant measuring life). In the case in which an amount is transferred or rolled over from one plan to another plan, the rules in Q&A J-2 and Q&A J-3 of Section 1.401(a)(9)-l of the proposed regulations shall apply.

6.9 Location of Participant or Beneficiary Unknown. Each Participant and each beneficiary of a deceased Participant shall file with the Committee from time to time in writing, the Participant's or beneficiary's post office address and each change of post office address. Any communication, statement or notice addressed to a Participant or beneficiary at the last known post office address shall be binding on the Participant or beneficiary for all purposes of the Plan. Neither the Committee nor the Trustee shall be obligated to search for, or ascertain the whereabouts of, any Participant or beneficiary. If the Employer or the Trustee shall mail by registered or certified mail, postage prepaid, to the last known address of a Participant or beneficiary, a notification that he is entitled to a distribution hereunder, and (a) if said notification is returned by the Post office as being undeliverable because the addressee cannot be located at the address indicated, and if neither the Committee nor the Trustee shall have any knowledge of such Participant's or beneficiary's whereabouts within three years from the date said notification was mailed or (b) if within three years from the date said notification was mailed to such Participant or beneficiary no response is received by the Committee or the Trustee indicating the whereabouts of the Participant or beneficiary, then the Committee shall direct that the then undistributed share of the fund of such Participant or beneficiary shall be forfeited and utilized as a forfeiture and utilized as a forfeiture under the provisions of this Plan as of the last day of the Plan Year next succeeding the third anniversary of the mailing of said notification. However, in the event that a claim for benefit is ever made by the Participant or beneficiary, the benefit shall be reinstated by the Employer in the exact amount that was forfeited and paid to the Participant or beneficiary under the terms of this Trust.

6.10 Direct Rollover. This section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an eligible rollover distribution that is equal to at least $500 paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

(a) Definitions.

(1) Eligible rollover distribution. An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or the joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities).

(2) Eligible retirement plan. An eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in
Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the Surviving Spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

(3) Distributee. A distributee include an Employee or former Employee. In addition, the Employee's or former Employee's Surviving Spouse and the
Employee's or former Employee's Spouse or former Spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the Spouse or former Spouse.

(4) Direct rollover. A direct rollover is a payment by the plan to the eligible retirement plan specified by the distributee.

6.11 Early Retirement Benefits Window. Participants who meet the following qualification shall be eligible as hereinafter provided to receive special early retirement window benefits.

(a) Eligibility for the Window Benefit. Except for the officers excluded from eligibility as hereinafter provided, any active Participant who has met both of the following conditions as of June 1, 1997 shall be eligible to elect a retirement benefit under the Plan in accordance with the provisions of this
Amendment:

(1) Age 52 or above as of June 1, 1997;

(2) sum of age and Years of Vesting Service as of June 1, 1997 equals 67 or above.

For purposes of this Section 6.11(a), Years of Vesting Service shall mean service with Delta and Pine Land Company and Greenfield Seed Company but shall not include service with any other entity prior to the date of its affiliation with Delta and Pine Land Company, provided however that Years of Vesting Service shall include all Service with Arizona Processing, Inc., Ellis Brothers Seed, Inc., Mississippi Seed, Inc. and Sure Grow Seed, Inc.

Notwithstanding the above, the following officers of the Company are not eligible for the window program:

(3) the Chairman and Chief Executive Officer;

(4) the President and Chief Operating Officer.

(b) Election of the Window Benefit. Any eligible Participant who terminates employment with the Employer at any time from and after October 15, 1997 through December 31, 1997, inclusive, who executes a general release agreement if requested to do so by the Employer, and who does not later revoke such release agreement, shall, by reason of such termination and release, be deemed to have made an election to have his or her Plan benefits calculated based upon the provisions of the Plan as modified by this Amendment.

(c) Retirement Benefits. Each eligible Participant who makes the election as provided in Subsection b of this Section 6.11 shall have his or her benefits under the Plan based upon the following enhancements:

(1) Vesting. The Participant will be deemed to be fully vested.

(2) Additional Benefit. The Participant's deferred Accrued Benefit shall be increased by the following amount:

0.75%  of  the  Participant's  Average  Plan  Compensation   multiplied  by  the
Participant's Bonus Years.

For a Participant who is not currently receiving retirement benefits as of his or her retirement date during the window period, Bonus Years will equal his or her Years of Credited Service. For a Participant who is receiving retirement benefits as of his or her retirement date during the window period, Bonus Years will equal his or her Years of Credited Service earned since the date that such retirement benefits began. Notwithstanding the above, Bonus Years shall not be less than 5 years.

(3) Early Payment. Such Participants who retire under the window program may elect to have their retirement payments (both their regular benefits and the additional window benefits) begin early. Such Participants may choose to have their payments begin on the first day of any month following their actual retirement date. If such early payments are elected, the amount of the payments will be reduced to recognize the fact that payments will begin early and will be payable over a longer period of time. Such retirement payment's will be reduced by 1/15th for each of the first five years, 1/30th for each of the next five years and on an Actuarial Equivalent basis thereafter for the period of time that the payment start date precedes the Participant's Normal Retirement Date (with proration for partial years).

(4) Social Security Bridge Payments. Such Participants who have not yet reached age 62 as of his or her retirement date shall be eligible to receive Social Security Bridge Payments. Such payments shall be made monthly beginning on the first day of the calendar month coincident with or next following the Participant's retirement date and continuing through the first day of the calendar month coincident with or next preceding the earlier of:

o the date on which the Participant reaches age 62, and

o the date on which the Participant dies.

The amount of the Social Security Bridge Payments shall equal an estimate of the Participant's age 62 Social Security benefit, as determined by the Plan's Actuary.

                                  Article VII.

                                 PLAN FINANCING

7.1 Contributions. No contributions shall be required or permitted under the Plan from any Participant. The Employer shall make contributions in such amounts and at such times as determined by the Board of Directors in accordance with a funding method and policy to be established by said Board which will be consistent with Plan objectives. Forfeitures arising under this Plan because of severance of employment before a Participant becomes eligible for a Pension, or for any other reason, shall be applied to reduce the cost of the Plan, not to increase the benefits otherwise payable to Participants.

Any contribution made by the Employer is contingent upon its deductibility under
Section 404 of the Code. The amount of any contribution disallowed (reduced by any losses) shall be returned to the Employer within one year of the disallowance of such contribution.

Any contribution made by the Employer because of a mistake of fact must be returned to the Employer within one year of the contribution.

7.2 Trust Fund. All contributions made by the Employer under this Plan shall be paid to the Trustee and deposited in the Trust Fund. Except as otherwise provided in this Section and Section 16.5, all assets of the Trust Fund, including investment income, shall be retained for the exclusive benefit of Participants and their beneficiaries, shall be used to pay benefits to such persons or to pay administrative expenses to the extent not paid by the Employer, and shall not revert to or inure to the benefit of the Employer.

                                 Article VIII.

                           GENERAL DUTIES OF TRUSTEE

8.1 Receipt of Contribution. The Trustee shall receive from the Employer the contributions made by it under the Plan, which sums when received by the Trustee shall constitute and are hereinafter called the Trust Fund, but the Trustee shall have no duty to compute any amount due from the Employer or to collect the same.

8.2 Duties. Unless otherwise directed in writing by the Committee the Trustee, subject to the provisions of Sections 8.4 and 8.5 hereof, shall:

(a) invest or reinvest the principal and income of the Trust Fund in real or personal properties, tangible or intangible, including securities, or any other investments which are legal investments for trust funds under the laws of the State of Mississippi so long as (1) the cost does not exceed the fair market value at the time of purchase, (2) a fair return commensurate with the prevailing rate is provided, (3) there is sufficient liquidity to permit distributions in accordance with the Plan, and (4) the safeguards and diversity that a prudent investor would adhere to are present; but no interest shall be paid by the Trustee on uninvested cash;

(b) pool into a common fund cash and investments (other than insurance company contracts) and the income received on such investments;

(c) sell, redeem, or otherwise realize the value of any such investments;

(d) make transfers, payments, and deliveries to or for the account of Participants and their Beneficiaries as instructed by the Committee;

(e) borrow money and pledge any Trust property for the payment of any such loan;

(f) retain in cash and keep unproductive of income such amount of the Trust Fund as may be deemed advisable, having regard for the cash requirements of the Trust;

(g) vote upon any corporate shares, bonds, or other securities of any corporation or other issuer at any time held in trust, and otherwise consent to or request any action on the part of such corporation or other issuer and give general or special proxies or powers of attorney with or without power of substitution;

(h) become a party to the reorganization, consolidation, or merger of any corporation, and for such purpose execute any agreements or consents, or participate in or take any steps to effectuate the same, whether or not any specific plans have been formulated therefor, and in connection therewith deposit any such securities with creditors' or shareholders' committees, bodies, or other protective groups, and surrender or exchange any such securities for such debentures, certificates, receipts, agreements, or proceeds as may be issued or paid by such committees, bodies, or groups, or reorganized, consolidated, or merged corporations, and generally exercise all the rights and powers (whether herein enumerated or not) as may be lawfully exercised by persons holding similar property in their own right;

(i) make, execute, and deliver, as Trustee, with provision for no individual liability, all instruments in writing necessary for the exercise of any of the foregoing duties;

(j) render all statutory reports to state or federal agencies;

(k) accept a direct transfer from another qualified trust pursuant to the provisions of Section 8.12.

8.3 Powers. The Trustee shall have all of the powers afforded to trustees in and by the terms and provisions of the Mississippi Uniform Trustees' Powers Law as now or hereafter amended.

8.4 Prohibited Transactions. Except as elsewhere provided in the Employee Retirement Income Security Act of 1974:

(a) A Fiduciary shall not cause the Plan to engage in a transaction if it knows or should know that such transaction constitutes a direct or indirect:

(1) Sale or exchange, or leasing, of any property between the Plan and a party in interest;

(2) Lending of money or other extension of credit between the Plan and a party in interest;

(3) Furnishing of goods, services, or facilities between the Plan and a party in interest;

(4) Transfer to, or use by or for the benefit of, a party in interest, of any assets of the Plan; or

(5) Acquisition, on behalf of the Plan, of any Employer security or Employer real property in violation of Section 407(a) of ERISA.

(b) A Fiduciary who has authority or discretion to control or manage the assets of a plan shall not permit the Plan to hold any Employer security or Employer real property if it knows or should know that holding-such-security or real property violates Section 407(a) of ERISA.

(c) The Trustee shall not:

(1) Deal with the assets of the Plan in its own interest or for its own account;

(2) In its individual or any other capacity act in any transaction involving the Plan on behalf of a party (or represent a party) whose interests are adverse to the interests of the Plan or the interests of its Participants or beneficiaries; or

(3) Receive any consideration for its own personal account from any party dealing with such Plan in connection with a transaction involving the assets of the Plan.

(d) A transfer of real or personal property by a party in interest to a plan shall be treated as a sale or exchange if the property is subject to a mortgage or similar lien which the Plan assumes or if it is subject to a mortgage or similar lien which a party in interest placed on the property within the ten-year period ending on the date of the transfer.

(e) Except as  otherwise  provided  in ERISA:

(1) The Plan shall not acquire or hold:

(A) Any Employer security which is not a Qualifying Employer security, or

(B) Any Employer real property which is not Qualifying Employer Real Property.

(2) The Plan shall not acquire any Qualifying Employer Security or Qualifying Employer Real Property, if immediately after such acquisition the aggregate fair market value of Employer securities and Employer real property held by the Plan exceeds 10% of the fair market value of the assets of the Plan.

(f) After December 31, 1984, the Plan shall not hold any Qualifying Employer securities or Qualifying Employer Real Property (or both) to the extent that the aggregate fair market value of such securities and property determined on December 31, 1984, shall exceed 10% of the greater of:

(1) The fair market value of the assets of the Plan, determined on December 31, 1984, or

(2) The fair market value of the assets of the Plan determined on January 1, 1975.

(g) Subparagraph (f) of this paragraph shall not apply if the Plan, on any date after December 31, 1974, and before January 1, 1985, did not hold Employer securities or Employer real property (or both) the aggregate fair market value of which determined on such date exceeded 10% of the greater of:

(1) The fair market value of the assets of the Plan, determined on such date, or

(2) The fair market value of the assets of the Plan determined on January 1, 1975.

(h) After December 31, 1979, the Plan shall not hold any Employer securities or Employer real property in excess of the amount specified in such regulations which may require that the Plan divest itself of the holdings of Employer securities and Employer real property which the Plan would otherwise have been required to divest before January 1, 1985.

8.5 Fiduciary Standard.

(a) A Fiduciary shall discharge its duties with respect to the Plan and to the Trust solely in the interests of the Participants and Beneficiaries, and for the exclusive purpose of:

(1) Providing benefits to Participants and their beneficiaries; and

(2) Defraying reasonable expenses of administering the Plan.

(b) The Trustee shall act:

(1) With the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims;

(2) By diversifying the investments of the Plan so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so; and

(3) In accordance with the documents and instruments governing the Plan insofar as such documents and instruments are consistent with the provisions of ERISA.

8.6 Acts on Direction. In segregating the interests and transactions in behalf of respective Participants under the Plan, the Trustee shall act entirely on the written directions of the Committee. The Committee shall keep full records for all such purposes, and the Trustee shall have no dealings with Participants or beneficiaries under the Plan except upon the direction of the Committee to make payments to them.

8.7 Reliance on Committee Documents. The Trustee and any insurance company dealing with it shall be absolutely protected in relying and acting upon a certificate of the Employer signed by any one of its following officers, namely, the President, a Vice President, the Secretary, or the Treasurer, which certificate shall set forth who are the members of the Committee and the agents of the Committee who are authorized to sign directions, certificates, or other papers on the Committee's behalf, and to what address communications to the Committee are to be sent; and the Trustee and any insurance company may conclusively assume that all the persons named in any such certificate are continuing to act as members or agents of the Committee and that such address is correct until it has received a certificate signed by the Employer to the contrary. The Trustee and any insurance company dealing with it shall be absolutely protected in accepting any written direction or certificate of the Committee as conclusive evidence of any facts therein stated or covered without being obliged to obtain any further evidence. It shall be conclusively assumed by the Trustee and any insurance company dealing with it that any written direction of the Committee is authorized and proper within the provisions of the Plan; and neither the Trustee nor any such insurance company shall incur any liability whatever for acting or refraining to act in accordance with any such direction and shall not have any obligation for any misapplication or to see to the application of any moneys or property transferred or delivered by it or for anything else done or omitted by it pursuant to any written direction of the Committee.

8.8 Immunity from Liability. The Trustee and every insurance company dealing with it shall be protected against all claims and demands whatsoever if in the case of any acts already done or omitted by the Trustee or such insurance company, the Committee shall by its written directions or certificate approve of such act having been so done or omitted, and if in the case of any act intended to be done or omitted the Committee shall by its written directions or certificate approve of such intended act or omission.

8.9 Claims. The Trustee shall not be required to participate in any litigation either for the collection of moneys or other property due the Trust Fund, or in the defense of any claim against the Trust Fund unless the Trustee shall have been indemnified to its satisfaction against all expense and liability to which the Trustee might become subject; but upon the written directions of the Committee, the Trustee may compromise, settle or adjust claims.

8.10 Limitation on Duties. The Trustee's duties and responsibilities shall be only those which are expressly imposed upon it by the provisions of this Agreement, and it shall not be liable for the making, retention, or sale of any investment or reinvestment made by it as provided herein or for any loss to or diminution of the Trust Fund, nor shall it be liable hereunder except for its own negligence or willful misconduct.

8.11 Investment Manager. Notwithstanding anything to the contrary herein contained, the Employer may direct, by written notice, the segregation of any portion or portions of the Trust Fund in a separate investment account or investment accounts and in such event, may appoint an Investment Manager to direct the investment and reinvestment of any such investment account pursuant to Section 8.3 hereof. The following provisions shall be applicable:

(a) Any such Investment Manager shall either be (1) registered as an investment adviser under the Investment Advisers Act of 1940; (2) a bank, as defined in that Act; or (3) an insurance company qualified to perform investment management services under the laws of,--more than one state. If the investment of the Trust Fund is to be directed in whole or in part by an Investment Manager, the Employer shall deliver to the Trustee a copy of the instruments appointing the Investment Manager and evidencing the Investment Manager's acceptance of such appointment, an acknowledgment by the Investment Manager that it is a Fiduciary of the Plan, and a certificate evidencing the Investment Manager's current registration under said Act. The Trustee shall be fully protected in relying upon such instruments and certificate until otherwise notified in writing by the Employer.

(b) The Trustee shall follow the directions of the Investment Manager regarding the investment and reinvestment of the Trust Fund, or such portion thereof as shall be under management by the investment Manager and shall exercise the duties and powers set forth in Sections 8.2 and 8.3 as directed by the Investment Manager. The Trustee shall be under no duty or obligation to review any investment to be acquired, held or disposed of pursuant to such directions nor to make any recommendations with respect to the disposition or continued retention of any such investment or the exercise or non-exercise of the duties and powers in Sections 8.2 and 8.3 of this Article VIII. The Trustee shall have no liability or responsibility for action pursuant to the direction of, or failing to act in the absence of any direction from, the Investment Manager, unless the Trustee knows that by such action or failure to act the Trustee would be committing or participating in a breach of fiduciary duty by the Investment Manager.

(c) The Investment Manager at any time and from time to time may issue orders for the purchase or sale of securities directly to a broker; and in order to facilitate such transactions, the Trustee upon request shall execute and deliver appropriate trading authorizations. Written notification of the issuance of each such order shall be given promptly to the Trustee by the Investment Manager, and the execution of each such order shall be confirmed by written advice to the Trustee by the broker. Such notification shall be authority for the Trustee to pay for securities purchased against payment therefor, as the case may be.

(d) In the event that an Investment Manager resigns or is removed by the Employer, the Trustee shall manage the investment of the Trust Fund pursuant to this Article unless and until it shall be notified of the appointment of another Investment Manager with respect thereto as provided in this Section.

(e)  The  accounts,   books  and  records  of  the  Trustee  shall  reflect  the segregation, pursuant to the provisions of this Section, of any portion or portions of the Trust Fund in separate investment account or accounts.

8.12 Rollover Contributions/Transfers. The Trustee may not accept a qualified rollover contribution or rollover amount from another qualified trust as permitted under the Code. The Trustee may not accept lump sum distributions received by a Participant from another qualified plan. The Trustee may not accept amounts transferred from an individual retirement account to this Trust. The Trustee may, however, accept a direct transfer of assets from the Trustee of another plan qualified under Section 401(a) of the Code that results from the merger of such other plan into this Plan.

                                  Article IX.
                       REMOVAL AND RESIGNATION OF TRUSTEE

9.1 Resignation and Removal. The Employer may at any time remove any Trustee acting hereunder or appoint a corporation or an individual or individuals to be successor Trustee hereunder in the place of any removed or resigning Trustee. Any Trustee acting hereunder may at any time resign by mailing a written resignation by registered mail to the Committee, which resignation shall take effect on the date therein specified and which shall not be less than 30 days from the date of its mailing unless the Committee shall agree to an earlier date.

9.2 Successor Trustee. After receiving notice of removal or of the effective date of resignation, the removed or resigning Trustee's sole-duty shall be to transfer, pay over, and deliver the Trust Fund to the successor Trustee, or if no successor Trustee is appointed within 30 days from the Trustee's receipt of notice of removal or within 30 days from the effective date of the Trustee's resignation, as the case may be, the removed or resigning Trustee shall, upon the expiration of any such last mentioned 30-day period, transfer, pay over, and deliver the Trust Fund to the Committee, without any responsibility upon the removed or resigning Trustee for any misapplication or to see to the further application or disposition of the Trust Fund by any successor Trustee or the Committee, as the case may be. Notwithstanding any such transfer, payment, and delivery of the Trust Fund to any successor Trustee or to the Committee, as the case may be, the removed or resigning Trustee may have its entire account judicially settled and it shall be entitled to the payment out of the Trust Fund of any compensation due to it up to the time of removal or resignation and of any expenses or other disbursements, whether theretofore or thereafter arising, for which the removed or resigning Trustee would be entitled to reimbursement from the Trust Fund if the Trust Fund had not been so transferred, paid over, and delivered.

                                   Article X.

                   COMMITTEE ENFORCEMENT OF TRUSTEE'S DUTIES

10.1 Accounting to Committee. The Trustee shall submit to the Committee upon request, but not more frequently than annually, accounts showing its acts and proceedings as such Trustee in such detail as may be reasonably requested. The approval of any account of the Trustee by written direction or certificate of the Committee shall be conclusive upon all Participants under the Plan and shall constitute a complete discharge and acquittance to the Trustee with respect to all matters covered by such account and the Trustee shall not thereafter be accountable to anyone with respect to any matters covered by such account. If an Investment Manager or Managers have been appointed then, notwithstanding the provisions of ERISA, the Trustee shall not be liable for the acts or omissions of such Investment Manager or Managers, or be under an obligation to invest or otherwise manage any asset of the Plan which is subject to the management of such Investment Manager or Managers. However, nothing in this subsection shall relieve any Trustee of any liability under this part for any act of such Trustee.

10.2 Employee Rights. All rights of every Participant under the Plan with relation to the Trust Fund or which may arise against or affect the Trustee shall be enforced exclusively by the Committee, which is hereby given the express power and authority to enforce all such rights as the representative of every Participant under the Plan, and in any action or proceeding with relation to the Trust Fund or brought by or against the Trustee, the Committee shall be deemed to represent every Participant.

                                  Article XI.

                                 ADMINISTRATION

11.1 Allocation of Responsibility Among Fiduciaries for Plan and Trust Administration. The Fiduciaries shall have only those specific powers, duties, responsibilities and obligations as are specifically given them under this Plan and Trust. In general the Employer shall have the sole responsibility for making the contributions necessary to provide benefits under the Plan as specified in
Article VII, and shall have the sole authority to appoint and remove the Trustee, members of the Committee and any Investment Manager which may be provided for under the Trust, and to amend or terminate, in whole or in part, this Plan and Trust. The Committee shall have the sole responsibility for the administration of this Plan, which responsibility is specifically described in this Plan and Trust. The Trustee shall have the sole responsibility for the administration of the Trust and the management of the assets held under the Trust, all as specifically provided in the Trust. Each Fiduciary warrants that any directions given, information furnished, or action taken by it shall be in accordance with the provisions of the, Plan and Trust, as the case may be, authorizing or providing for such direction, information or action. Furthermore, each Fiduciary. may rely upon any such direction, information or action of another Fiduciary as being proper under this Plan and Trust, and is not required under this Plan and Trust to inquire into the propriety of any such direction, information or action. It is intended under this Plan and Trust that each Fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under this Plan and Trust and shall not be responsible for any act or failure to act of another Fiduciary. No Fiduciary guarantees the Trust Fund in any manner against investment loss or depreciation in asset value.

11.2 Appointment of Committee. The Plan shall be administered by a Retirement Committee consisting of at least three persons who shall be appointed by and serve at the pleasure of the Board of Directors of the Employer. All usual and reasonable expenses of the Committee may be paid in whole or in part by the Employer, and any expenses not paid by the Employer shall be paid by the Trustee out of the principal or income of the Trust Fund. Any members of the Committee who are Employees shall not receive Compensation with respect to their services for the Committee.

11.3 Claims Procedure. The Committee shall make all determinations as to the right of any person to a benefit. Any denial by the Committee of the claim for benefits under the Plan by a Participant or beneficiary shall be stated in writing by the Committee and delivered or mailed to the Participant or beneficiary; and such notice shall set forth the specific reasons for the denial, written to the best of the Committee's ability in a manner that may be understood without legal or actuarial counsel.

In addition, the Committee shall afford a reasonable opportunity to any Participant or beneficiary whose claim for benefits has been denied for a review of the decision denying the claim.

If a benefit is forfeited because the Participant or beneficiary cannot be found, such benefit will be reinstated if a claim is made by the Participant or beneficiary.

11.4 Records and Reports. The Committee shall exercise such authority and responsibility as it deems appropriate in order to comply with ERISA and governmental regulations issued thereunder relating to records of Participants' Service, Accrued Benefits and the percentage of such Benefits which are nonforfeitable under the Plan; notifications to Participants; annual registration with the Internal Revenue Service; annual reports to the Department of Labor; and reports to the PBGC.

11.5 Other Committee Powers and Duties. The Committee shall have such duties and powers as may be necessary to discharge its duties hereunder, including, but not by way of limitation, the following:

(a) to construe, interpret, and apply the Plan; to resolve any ambiguities, inconsistencies and omissions; to resolve all factual disputes; and to decide all questions about the rights of Participants and beneficiaries, including, without limitation, eligibility to participate, vesting, eligibility for benefits, and the amount of any benefits hereunder;

(b) to prescribe procedures to be followed by Participants or beneficiaries filing applications for benefits;

(c) to prepare and distribute, in such manner as the Committee determines to be appropriate, information explaining the Plan;

(d) to sign all forms, reports, letters or other documents that may be required;

(e) to receive from the Employer and from Participants such information as shall be necessary for the proper administration of the Plan;

(f) to furnish the Employer, upon request, such annual reports with respect to the administration of the Plan as are reasonable and appropriate;

(g) to receive and review the periodic valuation of the Plan made by the Actuary;

(h) to receive, review and keep on f ile (as it deems convenient or proper) reports of the financial condition, and of the receipts and disbursements, of the Trust Fund f rom the Trustee;

(i) to appoint or employ individuals to assist in the administration of the Plan and any other agents it deems advisable, including legal and actuarial counsel.

The Committee shall have no power to change or add to any benefits provided by the Plan or to waive or fail to apply any requirements of eligibility for a Pension under the Plan.

The Committee shall have absolute discretion in carrying out its responsibilities. Any decision by the Committee made in good faith with respect to the rights of Participants and Beneficiaries shall be final and bind all parties (subject to the claims procedure) except to the extent such decision is determined by a court of competent jurisdiction to be arbitrary or capricious.

11.6 Rules and Decisions. The Committee may adopt such rules and actuarial tables as it deems necessary, desirable, or appropriate. All rules and decisions of the Committee shall be uniformly and consistently applied to all Participants in similar circumstances. When making a determination or calculation, the Committee shall be entitled to rely upon information furnished by a Participant or beneficiary, the Employer, the legal counsel of the Employer, the Actuary, or the Trustee.

11.7 Committee Procedures. The Committee may act at a meeting or in writing without a meeting. The Committee shall elect one of its members as chairman, appoint a secretary, who may or may not be a Committee member and advise the Trustee of such actions in writing. The secretary shall keep a record of all meetings and forward all necessary communications to the Employer, the Trustee or the Actuary. The Committee may adopt such bylaws and regulations as it deems desirable for the conduct of its affairs. All decisions of the Committee shall be made by the vote of the majority including actions in writing taken without a meeting. A dissenting Committee member who, within a reasonable time after he has knowledge of any action or failure to act by the majority, registers his dissent in writing delivered to the other Committee members, the Employer and the Trustee shall not be responsible for any such action or failure to act.

11.8 Authorization of Benefit Payments. The Committee shall issue directions to the Trustee concerning all benefits which are to be paid from the Trust Fund pursuant to the provisions of the Plan, and warrants that all such directions are in accordance with this Plan.

11.9 Application and Forms for Pension. The Committee may require a Participant to complete and file with the Committee an application for Pension and all other forms approved by the Committee, and to furnish all pertinent information requested by the Committee. The Committee may rely upon all such information so furnished it, including the Participant's current mailing address.

11.10 Facility of Payment. Whenever, in the Committee's opinion, a person entitled to receive any payment of a benefit or installment thereof hereunder is under a legal disability or is incapacitated in any way so as to be unable to manage his financial affairs, the Committee may direct the Trustee to make payments to such person or to his legal representative or to a relative or friend of such person or for his benefit, or the Committee may direct the Trustee to apply the payment for the benefit of such person in such manner as the Committee considers advisable. Any payment of a benefit or installment thereof in accordance with the provisions of this Section shall be a complete discharge of any liability for the making of such payment under the provisions of the Plan.

11.11 Indemnification. The Employer shall indemnify the Committee for any liability, assessment, loss, expense or other cost, of any kind or description whatsoever, including legal fees and expenses, actually incurred by a member on account of any action or proceeding, actual or threatened which arises as a result of being the Committee, provided such action or allegation does not arise as a result of the Committee's own negligence, willful misconduct or lack of good faith.

11.12 Beneficiary Designations. Subject to the provisions of a Qualified Election as defined in Section 6.1(c), each Participant who has elected a Period-Certain and Life Option and each Participant who would be entitled to a death benefit pursuant to-Section 5.7(b) shall have the right at any time to designate, and rescind or change any designation of, a primary and a contingent beneficiary or beneficiaries to receive such benefits in the event of his death. If there is no designated beneficiary alive when, such death benefit becomes payable, the benefit shall be paid, to the estate of the last to die of the Participant and his designated beneficiaries. If a primary beneficiary dies before receiving all death benefits to which he is entitled, the balance of such payments shall be paid to the contingent beneficiary. If there is no contingent beneficiary, or if the contingent beneficiary dies before receiving all death benefit payments to which he is entitled, the balance of such payments shall be paid to the following and in the order named: (1) the spouse, if living; (2) living issue, per stirpes; and (3) the estate of the former Participant. Neither the Employer nor the Trustee (in its capacity as such) shall be named as beneficiary. A designation or change of beneficiary shall be made in writing on such form or forms as the Committee may require.

                                  Article XII.
                                 MISCELLANEOUS

12.1 Nonguarantee of Employment. Nothing contained in this Plan shall be construed as a contract of employment between the Employer and any Employee, or as a right of any Employee to be continued in the employment of the Employer, or as a limitation of the right of the Employer to discharge any of its Employees, with or without cause.

12.2 Rights to Trust Assets. No Employee shall have any right to, or interest in, any assets of the Trust Fund upon termination of his employment or otherwise, except as provided from time to time under this Plan and then only to the extent of the benefits payable under the Plan to such Employee out of the assets of the Trust Fund. Except as otherwise may be provided under Title IV of ERISA, all payments of benefits as provided for in this Plan shall be made solely out of the assets of the Trust Fund and none of the Fiduciaries shall be liable therefor in any manner.

12.3 Nonalienation of Benefits. No benefit or interest available under this Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution or levy of any kind, either voluntary or involuntary, including any such liability which is for alimony or other payments for the support of a spouse or former spouse, or for any other relative of the Employee, prior to actually being received by the person entitled to the benefit under the terms of the Plan; and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge or otherwise dispose of any right to benefits payable hereunder, shall be void. The Trust Fund shall not in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any person entitled to benefits hereunder.

The preceding paragraph shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined to be a Qualified Domestic Relations order, as defined in Section 414(p) of the Code. A domestic relations order entered before January 1, 1985, will be treated as a Qualified Domestic Relations Order if payment of benefits pursuant to the order has commenced as of such date, or may be treated as a Qualified Domestic Relations Order if payment of benefits has not commenced as of such date, even though the order does not satisfy the requirements of Section 414(p).

                                 Article XIII.
                       AMENDMENTS AND ACTION BY EMPLOYER

13.1 Amendments. The Employer reserves the right to make from time to time any amendment or amendments to this Plan which do not cause any part of the Trust Fund to be used for, or diverted to, any purpose other than the exclusive benefit of Participants or their beneficiaries; provided, however, that the Employer may make any amendment it determines necessary or desirable with or without retroactive effect, to comply with ERISA.

No amendment to the Plan (including a change in the actuarial basis for determining optional or early retirement benefits) shall be effective to the extent that it has the effect of decreasing a Participant's Accrued Benefit. Notwithstanding the preceding sentence, a Participant's Accrued Benefit may be reduced to the extent permitted under Section 412(c)(8) of the Code. For purposes of this paragraph, a Plan amendment which has the effect of (1) eliminating or reducing an early -retirement benefit or a retirement-type subsidy, or (2) eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment shall be treated as reducing Accrued Benefits. In the case of a retirement-type subsidy, the preceding sentence shall apply only with respect to a Participant who satisfies (either before or after the amendment) the preamendment conditions for the subsidy. In general, a retirement-type subsidy is a subsidy that continues after retirement, but does not include a qualified disability benefit, a medical benefit, a social security supplement, or a death benefit (including life insurance).

13.2 Action By Employer. Any action by the Employer under this Plan may be by resolution of its Board of Directors, or by any person or persons duly authorized by resolution of said Board to take such action.

                                  Article XIV.
                        SUCCESSOR EMPLOYER AND MERGER OR
                             CONSOLIDATION OF PLANS


14.1 Successor Employer. In the event of the dissolution, merger, consolidation or reorganization of the Employer, provision may be made by which the Plan and Trust will be continued by the successor; and, in that event, such successor shall be substituted for the Employer under the Plan. The substitution of the successor shall constitute an assumption of Plan liabilities by the successor and the successor shall have all of the powers, duties and responsibilities of the Employer under the Plan.

14.2 Plan Assets. In the event of any merger or consolidation of the Plan with, or transfer in whole or in part of the assets and liabilities of the Trust Fund to another Trust Fund held under any other plan of deferred compensation maintained or to be established for the benefit of all or some of the Participants of this Plan, the assets of the Trust Fund applicable to such Participants shall be transferred to the other Trust Fund only if:

(a) each Participant would (if either this Plan or the other plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer (if this Plan had then terminated);

(b) resolutions of the Boards of Directors of the Employer under this Plan, and of any new or successor employer of the affected Participants, shall authorize such transfer of assets; and, in the case of the new or successor employer of the affected Participants, its resolutions shall include an assumption of liabilities with respect to such Participants' inclusion in the new employer's plan; and

(c) such other plan and trust are qualified under Sections 401(a) and 501(a) of the Code.

14.3 Continuance. The Trust shall continue until the Trust Fund has been entirely transferred, paid over, and distributed pursuant to the directions of the Committee. If, pursuant to the provisions of the Plan, the Employer's liability is assumed by any other corporation or business organization, such other corporation or business organization shall be deemed to succeed to the position of the Employer under this Trust.

                                  Article XV.
                      RESTRICTIONS ON BENEFITS PAYABLE TO
                        HIGHLY COMPENSATED PARTICIPANTS

15.1 (a) For Plan Years beginning before January 1, 1992, Employer contributions on behalf of any of the 25 highest paid Employees at the time the Plan is established and whose anticipated annual benefit exceeds $1,500 will be restricted as provided in Section 15.1(b) upon the occurrence of the following conditions:

(1) The Plan is terminated within 10 years after its establishment,

(2) The benefits of such highest paid Employee become payable within 10 years after the establishment of the Plan, or

(3) If Section 412 of the Code (without regard to Section 412 (h) (2) ) does not apply to this Plan, the benefits of such Employee become payable after the Plan has been in effect for 10 years, and the full current costs of the Plan for the first 10 years have not been funded.

(b) Employer contributions which may be used for the benefit of an Employee described in Section 15.1(a) shall not exceed the greater of $20,000, or 20% of the first $50,000 of the Employee's compensation multiplied by the number of years between the date of the establishment of the Plan and:

(1) If 15.1(a)(1) applies, the date of the termination of the Plan,

(2) If 15. 1 (a) (2) applies, the date the benefits become payable, or

(3) If 15.1 (a) (3) applies, the date of the failure to meet the full current costs.

(c) If the Plan is amended so as to  increase  the benefit  actually  payable in event of the subsequent termination of the Plan, or the subsequent discontinuance of contributions thereunder, then the provisions of the above paragraphs shall be applied to the Plan as so changed as if it were a new plan established on the date of the change. The original group of 25 Employees (as described in 15.1(a) above) will continue to have the limitations in 15.1(b) apply as if the Plan had not been changed. The restrictions relating to the change of plan should apply to benefits or funds for each of the 25 highest paid Employees on the effective date of the change except that such restrictions need not apply with respect to any Employee in this group for whom the normal annual pension or annuity provided by Employer contributions prior to that date and during the ensuing ten years, based on his rate of Compensation on that date, could not exceed $1,500.

The Employer contributions which may be used for the benefit of the new group of 25 Employees will be limited to the greater of:

(1) The Employer contributions (or funds attributable thereto) which would have been applied to provide the benefits for the Employee if the previous plan had been continued without change;

(2) $20,000; or

(3) The sum of (A) the Employer contributions (or funds attributable thereto) which would have been applied to provide benefits for the Employee under the previous plan if it had been terminated the day before the effective date of change, and (B) an amount computed by multiplying the number of years for which the current costs of the Plan after that date are met by (i) 20 percent of his annual Compensation, or (ii) $10,000, whichever is smaller.

(d) Notwithstanding the above limitations, the following limitations will apply if they would result in a greater amount of Employer contributions to be used for the benefit of the restricted Employee:

(1) In the case of a substantial owner (as defined in Section 4022 (b) (5) of ERISA) , a dollar amount which equals the present value of the benefit guaranteed for such Employee under Section 4022 of ERISA, or if the Plan has not terminated, the present value of the benefit that would be guaranteed if the Plan terminated on the date the benefit commences, determined in accordance with regulations of the PBGC; and

(2) In the case of the other restricted Employees, a dollar amount which equals the present value of the maximum benefit described in Section 4022(b)(3)(B) of ERISA (determined on the earlier of the date the Plan terminates or the date benefits commence, and determined in accordance with regulations of PBGC) without regard to any other limitations in Section 4022 of ERISA.

15.2 In the event of plan termination, the benefit of any highly compensated active or former employee is limited to a benefit that is nondiscriminatory under Section 401(a)(4) of the Code.

For Plan Years beginning on or after January 1, 1992, benefits distributed to any of the 25 most highly compensated active and former Highly Compensated Employees are restricted such that the annual payments are no greater than an amount equal to the payment that would be made on behalf of the Employee under a straight life annuity that is the actuarial equivalent of the sum of the Employee's Accrued Benefit and the Employee's other benefits under the Plan.

The preceding paragraph shall not apply if: (a) after payment of the benefit to an Employee described in the preceding paragraph, the value of Plan assets equals or exceeds 110% of the value of current liabilities, as defined in
Section 412(l)(7) of the Code, or (b) the value of the benefits for an Employee described above is less than 1% of the value of current liabilities.

For purposes of this section, benefit includes loans in excess of the amount set forth in Section 72 (p) (2) (A) of the Code, any periodic income, any withdrawal values payable to a living Employee, and any death benefits not provided for by insurance on the Employee's life.

                                  Article XVI.
                                PLAN TERMINATION

16.1 Right to Terminate. In accordance with the procedures set forth in this Article, the Employer may terminate the Plan at any time. In the event of the dissolution, merger, consolidation or reorganization of the Employer, the Plan shall terminate and the Trust Fund shall be liquidated unless the Plan is continued by a successor to the Employer in accordance with Section 14.1. However, any termination (other than a partial termination or an involuntary termination pursuant to Section 4042 of ERISA) must satisfy the requirements and follow the procedures in Section 4041 of ERISA for a Standard Termination or a Distress Termination.

16.2 Partial Termination. Upon termination of the Plan with respect to a group of Participants which constitutes a partial termination of the Plan, the Trustee shall separately account for the benefit of the Participants then or theretofore employed by the Employer with respect to which the Plan is being terminated the proportionate interest of such Participants in the Trust Fund. Such proportionate interest shall be determined by the Actuary. The Actuary shall make this determination on the basis of the contributions made by the Employer, the provisions of this Article, and such other considerations as the Actuary deems appropriate, including interpretations of Plan provisions by the Committee and other Fiduciaries. Each such proportionate interest of all Participants affected thereby shall become fully vested and nonforfeitable.

The funds so separately accounted for shall be used by the Trustee to pay benefits to or on behalf of Participants in accordance with Section 16.3.

16.3 Liquidation of Trust Fund. Upon termination of the Plan, or upon termination of employment of a group of Participants constituting a partial termination of the Plan, each such Participant's Accrued Benefit as of the date of termination shall become fully vested and nonforfeitable to the extent funded. The assets of the Trust Fund, or the portion thereof separately accounted for in accordance with Section 16.2, shall be liquidated (after provision is made for the expenses of liquidation) by the payment or provision for the payment of benefits. No liquidation of assets and payment of benefits (or provision therefor) shall actually be made by the Trustee until after it is advised by the Employer in writing that applicable requirements, if any, of ERISA governing termination of "Employee Pension Benefit Plans" have been, or are being, complied with or that appropriate authorizations, waivers, exemptions or variances have been, or are being, obtained.

16.4 Manner of Distribution. Subject to the foregoing provisions of this Article XVI, any distribution after-termination of the Plan may be made, in whole or in part, to the extent that no discrimination in value results, in cash, in-securities or other assets in kind, or in nontransferable annuity contracts. All noncash distributions shall be valued at fair market value at date of distribution. The terms of any annuity contracts purchased and distributed by the Plan to a Participant or Spouse shall comply with the requirements of this Plan.

16.5 Residual Amounts. In no event shall the Employer receive any amounts from the Trust Fund upon termination of the Plan, except that, and notwithstanding any other provision of the Plan, the Employer shall receive such amounts, if any, as may remain after the satisfaction of all liabilities of the Plan and arising out of any variations between actual requirements and expected actuarial requirements.

16.6 Authority upon Termination. If pursuant to the provisions of the Plan the Employer's liability for further contributions is terminated without any assumption by any other corporation or business organization, the members of the last governing body of the Employer shall nevertheless thereafter have all the rights and powers exercisable by the Employer hereunder, and any certificate, instrument, or direction signed by such persons or person shall have the same effect as if signed by the Employer.

                                 Article XVII.
                           EXPENSES OF ADMINISTRATION

17.1 Expenses. The Trustee shall pay all reasonable expenses necessarily incurred by the Trustee in the administration of the Plan and Trust from the Trust Fund unless such expenses are paid by the Employer. The Employer shall pay the Trustee such compensation as shall be arranged therefor between the Employer -and the Trustee by separate instrument. The amount of the Trustee's compensation and its administration expenses to be paid by the Employer shall be a lien upon the Trust Fund until paid by the Employer; provided, however, that in the event the Trustee's compensation is to be paid from the Trust Fund pursuant to this Section, any individual serving as Trustee who already receives full-time pay from the Employer shall not receive any additional compensation for serving as Trustee. After the discontinuance of the Plan or the termination of this Trust, the expenses of the Committee and of the Trustee shall be charged upon and paid from the Trust Fund in the hands of the Trustee.

                                 Article XVIII.
                        CONSTRUCTION OF TRUST AGREEMENT

18.1 Governing Law. This Agreement and the Trust hereby established shall be governed, construed, and regulated in all respects by the laws of the State of Mississippi to the extent that such laws are not preempted by federal law.

18.2 Construction. The headings and subheadings in this Plan and Trust have been inserted for convenience of reference only and are to be ignored in construction of the provisions hereof. In the construction hereof, the neuter shall include masculine and feminine and the singular the plural in all cases where such meanings would be appropriate.

IN WITNESS WHEREOF the parties have executed this Amendment and Restatement on the dates specified below each's signature.

DELTA AND PINE LAND COMPANY

By:     /s/ W.T. Jagodinski
        --------------------

Title:  SVP/CFO


Date:   February 19, 2003

EMPLOYER



/s/ W.T. Jagodinski
----------------------
W. T. JAGODINSKI

Date:  February 19, 2002

/s/ Murray Robinson
----------------------
F. MURRAY ROBINSON

Date:  February 19, 2002


/s/ R.D. Greene
----------------------
RICKY D. GREENE


Date:  February 19, 2002

TRUSTEE

                             FIRST AMENDMENT TO THE
                           DELTA AND PINE LAND COMPANY
                                 RETIREMENT PLAN
                 (as amended and restated as of January 1, 1997)



THIS AMENDMENT is made and entered into by and between DELTA AND PINE LAND COMPANY (the "Employer") and W. T. JAGODINSKI, F. MURRAY ROBINSON, and RICKY D. GREENE (the "Trustees").

                              W I T N E S S E T H:


WHEREAS, the Employer has maintained a retirement plan for the benefit of eligible employees since January 1, 1975; and

WHEREAS, effective as of December 23, 1986, the Employer adopted and established the Delta and Pine Land Retirement Plan and Trust (the "Plan") an amendment, restatement and continuation of the Southwide, Inc. Employee Stock Ownership Plan to provide retirement benefits for its employees; and

WHEREAS,  the Employer amended and restated the Plan effective  January 1, 1997;
and

WHEREAS, the Employer has the right under the terms of the Plan to amend the Plan; and

WHEREAS, the Internal Revenue Service has issued a favorable determination letter that the Plan is qualified under the Internal Revenue Code of 1986, provided however, such determination was expressly conditioned upon the Employer adopting this Amendment;

NOW, THEREFORE, in consideration of the premises, the Plan is amended in the following respect, effective January 1, 1997:

                                       1.

The phrase "Section 402(e)(3)" shall be substituted for the phrase "Section 402(a)(8)" in the thirteenth line of Section 5.6(d)(1).

                                       2.

Except for this Amendment, the provisions of the Plan shall remain unchanged.

IN WITNESS WHEREOF, the parties have executed this First Amendment on this the 23rd day of October, 2002.

DELTA AND PINE LAND COMPANY


By: /s/ W.T. Jagodinski
    -------------------

Title: President and CEO

EMPLOYER

/s/ W.T. Jagodinski
---------------------

W. T. JAGODINSKI

/s/ Murray Robinson
----------------------
F. MURRAY ROBINSON

/s/ Ricky D. Greene
----------------------
RICKY D. GREENE

TRUSTEE

                                SECOND AMENDMENT
                                     TO THE
                             DELTA PINE LAND COMPANY
                                 RETIREMENT PLAN
                 (as amended and restated as of January 1, 1997)

Adoption and Effective Date of Amendment. This Amendment of the Delta and Pine Land Company Retirement Plan (the "Plan") by DELTA AND PINE LAND COMPANY (the "Employer") is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). This Amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, this Amendment shall be effective as of the first day of the first Plan Year beginning after December 31, 2001.

Supersession of Inconsistent Provisions. This Amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this Amendment.

                                       1.

                            LIMITATIONS ON BENEFITS

A. Effective Date. This Section 1 shall be effective for Limitation Years beginning after December 31, 2001.

B. Effect on Participants. Benefit increases resulting from the increase in the limitations of Section 415(b) of the Code will be provided to the following
Participants:

                   all current and former Participants (with benefits limited by
          ----- Section 415(b)) who have an accrued benefit under the Plan immediately prior to the effective date of this Section 1 (other than an accrued benefit resulting from a benefit increase solely as a result of the increases in limitations under Section 415(b)).

          X        all Employees participating in the Plan who have one Hour of
          -----    Service on or after the first day of the first Limitation
                   Year ending after December 31, 2001.

C. Disaggregation. This Plan may not be aggregated with a multiemployer plan (within the meaning of Code Section 414(f)) for purposes of applying Section 415(b)(1)(B) with respect to this Plan.

D. Definitions.

(1) Defined benefit dollar limitation. The "defined benefit dollar limitation" is $160,000, as adjusted, effective January 1 of each year, under Section 415(d) of the Code in such manner as the Secretary shall prescribe, and payable in the form of a straight life annuity. A limitation as adjusted under Section 415(d) will apply to limitation years ending with or within the calendar year for which the adjustment applies.

(2) Maximum permissible benefit. The "maximum permissible benefit" is the lesser of the Defined Benefit Dollar Limitation or the defined benefit compensation limitation (both adjusted where required, as provided in (a) and, if applicable, in (b) or (c) below).

(a) If the participant has fewer than 10 years of participation in the Plan, the Defined Benefit Dollar Limitation shall be multiplied by a fraction, (i) the numerator of which is the number of years (or part thereof) of participation in the Plan and (ii) the denominator of which is 10. In the case of a Participant who has fewer than 10 years of service with the Employer, the defined benefit compensation limitation shall be multiplied by a fraction, (i) the numerator of which is the number of years (or part thereof) of service with the Employer and
(ii) the denominator of which is 10.

(b) If the benefit of a Participant begins prior to age 62, the Defined Benefit Dollar Limitation applicable to the Participant at such earlier age is an annual benefit payable in the form of a straight life annuity beginning at the earlier age that is the actuarial equivalent of the Defined Benefit Dollar Limitation applicable to the Participant at age 62 (adjusted under (a) above, if required). The Defined Benefit Dollar Limitation applicable at an age prior to age 62 is determined as the lesser of (i) the actuarial equivalent (at such age) of the Defined Benefit Dollar Limitation computed using the interest rate and mortality table (or other tabular factor) specified in Section 2.1(b) of the Plan and (ii) the actuarial equivalent (at such age) of the Defined Benefit Dollar Limitation computed using a 5 percent interest rate and the applicable mortality table as defined in Section 2.1(aa)(ii) of the Plan. Any decrease in the Defined Benefit Dollar Limitation determined in accordance with this paragraph (b) shall not reflect a mortality decrement if benefits are not forfeited upon the death of the Participant. If any benefits are forfeited upon death, the full mortality decrement is taken into account.

(c) If the benefit of a Participant begins after the Participant attains age 65, the Defined Benefit Dollar Limitation applicable to the Participant at the later age is the annual benefit payable in the form of a straight life annuity beginning at the later age that is actuarially equivalent to the Defined Benefit Dollar Limitation applicable to the Participant at age 65 (adjusted under (a) above, if required). The actuarial equivalent of the Defined Benefit Dollar Limitation applicable at an age after age 65 is determined as (i) the lesser of the actuarial equivalent (at such age) of the Defined Benefit Dollar Limitation computed using the interest rate and mortality table (or other tabular factor) specified in Section 2.1(b) of the Plan and (ii) the actuarial equivalent (at such age) of the Defined Benefit Dollar Limitation computed using a 5 percent interest rate assumption and the applicable mortality table as defined in
Section 2.1(aa)(ii) of the Plan. For these purposes, mortality between age 65 and the age at which benefits commence shall be ignored.

                                       2.

                         INCREASE IN COMPENSATION LIMIT

A. Increase in Limit. The annual compensation of each Participant taken into account in determining benefit accruals in any Plan Year beginning after December 31, 2001 shall not exceed $200,000. Annual compensation means compensation during the plan year or such other consecutive 12-month period over which compensation is otherwise determined under the Plan (the determination period). For purposes of determining benefit accruals in a Plan year beginning after December 31, 2001, compensation for any prior determination period shall be limited to:

            X      $200,000
          -----

                   $150,000 for any determination period beginning in 1996 or
          ----- earlier; $160,000 for any determination period beginning in 1997, 1998 or 1999; and $170,000 for any determination period beginning in 2000 or 2001.

B.  Cost-of-Living  Adjustment.  The $200,000  limit on annual  compensation  in
Section 2A shall be adjusted for  cost-of-living  increases in  accordance  with
Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to annual compensation of the determination period that begins with or within such calendar year.

                                       3.

                        MODIFICATION OF TOP-HEAVY RULES

A. Effective Date. This Section 3 shall apply for purposes of determining whether the Plan is a top-heavy plan under Section 416(g) of the Code for Plan Years beginning after December 31, 2001, and whether the Plan satisfies the minimum benefits requirements of Section 416(c) of the Code for such years. This
Section 3 amends Section 5.6 of the Plan.

B. Determination of Top-Heavy Status.

(1) Key Employee. Key Employee means any Employee or former Employee (including any deceased employee) who at any time during the plan Year that includes the determination date was an officer of the Employer having annual compensation greater than $130,000 (as adjusted under Section 416(i)(1) of the Code for Plan Years beginning after December 31, 2002), a 5-percent owner of the Employer, or a 1-percent owner of the Employer having annual compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of Section 415(c)(3) of the Code. The determination of who is a key employee will be made in accordance with Section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

(2) Determination of Present Values and Amounts. This Section 4B shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of Employees as of the determination date.

(3) Distributions During Year Ending on the Determination Date. The present values of accrued benefits and the amounts of account balances of an Employee as of the determination date shall be increased by the distributions made with respect to the employee under the Plan and any plan aggregated with the Plan under Section 416(g)(2) of the Code during the 1-year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting "5-year period" for "1-year period".

(4) Employees not Performing Services During Year Ending on the Determination Date. The accrued benefits and accounts of any individual who has not performed services for the Employer during the 1-year period ending on the determination date shall not be taken into account.

C. Minimum Benefits. For purposes of satisfying the minimum benefit requirements of Section 416(c)(1) of the Code and the Plan, in determining years of service with the Employer, any service with the Employer shall be disregarded to the extent that such service occurs during a Plan Year when the Plan benefits (within the meaning of Section 410(b) of the Code) no Key Employee or former Key Employee.

D. Minimum Benefits for Employees Also Covered Under Another Plan. The Employee must describe below the extent, if any, to which the top-heavy minimum benefit requirement of Section 416(c) of the Code and Section 5.6 of the Plan shall be met in another plan. This should include the name of the other plan, the minimum benefit that will be provided under such other plan, and the Employees who will receive the minimum benefit under such other plan: The Delta and Pine Land Company Savings Plan; the minimum benefit and the persons entitled to receive such benefit shall be determined in accordance with the terms of such plan.

                                       4.

                        DIRECT ROLLOVERS TO OTHER PLANS

A. Effective Date. This Section 4 shall apply to distributions made after December 31, 2001.

B. Modification of Definition of Eligible Retirement Plan. For purposes of the direct rollover provisions in Section 6.10 of the Plan, an eligible retirement plan shall also mean an annuity contract described in Section 403(b) of the Code and an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state of political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this plan. The definition of eligible retirement plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in Section 414(p) of the Code.

                                       5.

                           ROLLOVERS FROM OTHER PLANS

If elected by the Employer below, the Plan will accept Participant rollover contributions and/or direct rollovers of distributions made after December 31, 2001 from the types of plans specified below, after the effective date indicated.

Direct Rollovers:

The Plan will accept a direct rollover of an eligible rollover distribution from (select one or more):


   X      not applicable - the Plan will not accept direct rollovers.
-----

----- a qualified plan described in Section 401(a) or 403(a) of the Code, excluding after-tax employee contributions.
----- an annuity contract described in Section 403(b) of the Code, excluding after-tax employee contributions.
----- an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or an agency or instrumentality of a state or political subdivision of a state.

          Participant Rollover Contributions from Other Plans:

The Plan will accept a Participant contribution of an eligible rollover distribution from (select one or more):

  X       not applicable - the Plan will not accept a Participant contribution
 -----    of an eligible rollover distribution.

 -----    a qualified plan described in Section 401(a) or 403(a) of the Code.

 -----    an annuity contract described in Section 403(b) of the Code.

 ----- an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

Participant Rollover Contributions from IRAs:

The Plan

         will
-----
   X     will not
-----

accept a Participant rollover contribution of the portion of a distribution from an individual retirement account or annuity described in Section 408(a) or 408(b) of the Code that is eligible to be rolled over and would otherwise be includable in gross income.

Effective  Date  of  Direct  Rollover  and  Participant  Rollover   Contribution
Provisions:

This Section 5 shall be effective January 1, 2002 (cannot be earlier than January 1, 2002).



                                    EXECUTION

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed by its duly authorized representative on this the 20th day of December, 2002.


DELTA AND PINE LAND COMPANY


By:/s/ W.T. Jagodinski
   ---------------------

Title: President & CEO

EMPLOYER

Amendment approved by Trustees:


/s/ W.T Jagodinski
------------------------
W. T. JAGODINSKI

/s/ Murray Robinson
------------------------
F. MURRAY ROBINSON

/s/ R.D. Greene
------------------------
RICKY D. GREENE

                                   TRUSTEES

                                 THIRD AMENDMENT
                                     TO THE
                           DELTA AND PINE LAND COMPANY
                                 RETIREMENT PLAN
                 (as amended and restated as of January 1, 1997)



THIS AMENDMENT is made and entered into by and between DELTA AND PINE LAND COMPANY (the "Employer") and W. T. JAGODINSKI, F. MURRAY ROBINSON, and RICKY D. GREENE (the "Trustees").

                              W I T N E S S E T H:


WHEREAS, the Employer has maintained a retirement plan for the benefit of eligible employees since January 1, 1975; and

WHEREAS, effective as of December 23, 1986, the Employer adopted and established the Delta and Pine Land Retirement Plan and Trust (the "Plan") an amendment, restatement and continuation of the Southwide, Inc. Employee Stock Ownership Plan to provide retirement benefits for its employees; and

WHEREAS,  the Employer amended and restated the Plan effective  January 1, 1997;
and

WHEREAS, the Employer has the right under the terms of the Plan to amend the Plan; and

WHEREAS, the Employer has amended the Plan as required as a condition of issuance of the favorable determination letter for changes in the law since 1994; and

WHEREAS, the Employer desires to further amend the Plan to adopt the mortality table prescribed by Revenue Procedure 2001-62 and to clarify the integration level utilized under the terms of the Plan;

NOW, THEREFORE, in consideration of the premises, the Plan is amended in the following respects:

1.

Effective December 31, 2002, Section 2.1

(aa) is amended to read as follows: (aa) Present Value of Accrued Benefit.

The lump sum value of a Participant's Accrued Benefit at date of valuation, calculated based on the following assumptions:

                  Mortality Table:  the GATT Mortality Table

                  Interest Rate:  the Section 417 Interest Rate

The GATT Mortality Table is the Table specified in Revenue Ruling 2001-62 (the 1994 Group Annuity Reserving Table) for use in calculating the minimum present value of lump sum benefits under Section 417(e)(3) of the Code. However, the GATT Mortality Table shall automatically be the table specified in any future Revenue Ruling or federal regulations that amend or supercede Revenue Ruling 2001-62 by specifying a new mortality table for purposes of Section 417(e)(3) of the Code, as amended. The Section 417 Interest Rate is the annual rate of interest on 30-year Treasury securities in effect for the month immediately preceding the beginning of the Plan Year in which the single sum payment is made.

2.

Effective January 1, 2003, the second paragraph of Section 5.1 is amended to read as follows: The Integration Level shall be greater of (a) or (b) where:

(a) equals one-half (1/2) of Covered Compensation for an individual who attains his Social Security Retirement Age during the Plan Year (or, for 2003, who attains age 66 during the Plan Year) and

(b) equals $10,000.

3.

Except for this Amendment, the provisions of the Plan shall remain unchanged.

IN WITNESS WHEREOF, the parties have executed this Third Amendment on this the 20th day December, 2002.

DELTA AND PINE LAND COMPANY


By: /s/ W.T.Jagodinski
    ----------------------

Title: President and CEO

EMPLOYER

/s/ W.T. Jagodinski
--------------------------
W. T. JAGODINSKI

/s/ Murray Robinson
--------------------------
F. MURRAY ROBINSON

/s/ R.D. Greene
--------------------------
RICKY D. GREENE


TRUSTEES